SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                         TEMPLETON CHINA WORLD FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:




PAGE



[LOGO]
FRANKLIN/R/ TEMPLETON/R/
INVESTMENTS

                       TEMPLETON CHINA WORLD FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for the Annual Meeting of Shareholders scheduled for June 12, 2003 at 1:00 p.m. Eastern time. They discuss the proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy by signing and returning your proxy card, it instructs us how to cast your votes on important issues relating to Templeton China World Fund, Inc. (the "Fund"). If you specify a vote for all Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign and date the proxy card, but do not specify a vote for any Proposal, your proxy will be voted FOR all Proposals.

   We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).

-------------------------------------------------------------------------------
                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.
-------------------------------------------------------------------------------

[LOGO]
  FRANKLIN/R/ TEMPLETON/R/
  INVESTMENTS

                       TEMPLETON CHINA WORLD FUND, INC.
                 NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

   The Annual Meeting of Shareholders (the "Meeting") of Templeton China World Fund, Inc. (the "Fund") will be held at the Tower Club, 28th Floor, Union Planters Bank Building, 100 South East 3rd Avenue, Fort Lauderdale, Florida 33394 on June 12, 2003 at 1:00 p.m. Eastern time.

   During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

    1. To elect three Directors of the Fund to hold office for the terms specified.

    2. To approve the conversion of the Fund from a closed-end fund organized as a Maryland corporation to an open-end fund organized as a Delaware statutory trust.

    3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

      (a) To amend the Fund's fundamental investment restriction regarding borrowing and senior securities;

      (b) To amend the Fund's fundamental investment restriction regarding underwriting;

      (c) To amend the Fund's fundamental investment restriction regarding lending;

      (d) To amend the Fund's fundamental investment restriction regarding investments in commodities;

      (e) To amend the Fund's fundamental investment restriction regarding investments in real estate; and

      (f) To amend the Fund's fundamental investment restriction regarding industry concentration.

    4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

                                          By Order of the Board of Directors,

                                          Barbara J. Green
                                          Secretary

April 28, 2003

-------------------------------------------------------------------------------
  YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD AT YOUR EARLIEST CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED FROM THE UNITED STATES. SHAREHOLDERS WITH QUESTIONS OR REQUIRING ASSISTANCE MAY CALL D.F. KING & CO., INC., WHICH IS ASSISTING US, TOLL-FREE AT 800-290-6427.
-------------------------------------------------------------------------------

                       TEMPLETON CHINA WORLD FUND, INC.
                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                                                    Page
                                                                                                    ----
Information About Voting...........................................................................   1
Proposal 1:  To Elect Three Directors of the Fund..................................................   2
Proposal 2:  To Approve the Conversion of the Fund from a Closed-End Fund Organized as a Maryland
          Corporation to an Open-End Fund Organized as a Delaware Statutory Trust..................  11
Introduction to Proposals 3 and 4..................................................................  21
Proposal 3:  To Approve Amendments to Certain of the Fund's Fundamental Investment Restrictions
          (this Proposal involves separate votes on Sub-Proposals 3a-3f)...........................  22
   Sub-Proposal 3a: To amend the Fund's fundamental investment restriction regarding borrowing and senior securities..................................................................  23
   Sub-Proposal 3b: To amend the Fund's fundamental investment restriction regarding underwriting..  25
   Sub-Proposal 3c: To amend the Fund's fundamental investment restriction regarding lending.......  25
   Sub-Proposal 3d: To amend the Fund's fundamental investment restriction regarding investments in commodities........................................................................  26
   Sub-Proposal 3e: To amend the Fund's fundamental investment restriction regarding investments in real estate and....................................................................  26
   Sub-Proposal 3f: To amend the Fund's fundamental investment restriction regarding industry concentration......................................................................  27
Proposal 4:  To Approve the Elimination of Certain of the Fund's Fundamental Investment
          Restrictions.............................................................................  27
Information About the Fund.........................................................................  29
Audit Committee....................................................................................  30
Further Information About Voting and the Meeting...................................................  32

EXHIBITS
Exhibit A--Form of Agreement and Plan of Reorganization between Templeton China World Fund, Inc.
         (a Maryland Corporation) and Templeton China World Fund (a Delaware Statutory Trust)...... A-1
Exhibit B--A Comparison of Governing Documents and State Law....................................... B-1
Exhibit C--Fundamental Investment Restrictions Proposed to be Amended or Eliminated................ C-1

                       TEMPLETON CHINA WORLD FUND, INC.

                                PROXY STATEMENT

..INFORMATION ABOUT VOTING

  Who is asking for my vote?

   The Directors of Templeton China World Fund, Inc. (the "Fund"), in connection with the Annual Meeting of Shareholders of the Fund to be held on June 12, 2003 (the "Meeting"), have requested your vote on several matters.

  Who is eligible to vote?

   Shareholders of record at the close of business on April 16, 2003 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and Proxy Statement were first mailed to shareholders of record on or about April 28, 2003.

  On what issues am I being asked to vote?

   You are being asked to vote on four Proposals:

    1. To elect three Directors of the Fund;

    2. To approve the conversion of the Fund from a closed-end fund organized as a Maryland corporation to an open-end fund organized as a Delaware statutory trust;

    3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals); and

    4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

  How do the Fund's Directors recommend that I vote?

   The Directors unanimously recommend that you vote:

    1. FOR the election of the three nominees;

    2. FOR the approval of the conversion of the Fund from a closed-end fund organized as a Maryland corporation to an open-end fund organized as a Delaware statutory trust;

    3. FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions; and

    4. FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions.

  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote in connection with any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote for any of the Proposals, your shares will be voted FOR the election of all nominees as Directors (Proposal 1); FOR the approval of the conversion of the Fund from a closed-end fund organized as a Maryland corporation to an open-end fund organized as a Delaware statutory trust (Proposal 2); FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions (Sub-Proposals 3a-3f); and FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions (Proposal 4).

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

..THE PROPOSALS

PROPOSAL 1:  TO ELECT THREE DIRECTORS OF THE FUND

  How are nominees selected?

   The Board of Directors of the Fund (the "Board" or the "Directors") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr. (Chairman), Frank J. Crothers, Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" as defined by the Investment Company of Act of 1940 (the "1940 Act"). Directors who are not interested persons of the Fund are referred to as the "Independent Directors" and Directors who are interested persons of the Fund are referred to as the "Interested Directors." The Committee is responsible for the selection and nomination of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

  Who are the nominees and Directors?

   The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of three Directors expire. Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps have been nominated for three-year terms, set to expire at the 2006 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds").

   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.85% and 14.84%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund, are brothers. There are no family relationships among any of the Directors or nominees for Director.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

   Listed below, for each nominee and Director, are their name, age and address, as well as their position and length of service with the Fund, principal occupation during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominee or Director.

Nominees for Independent Director to serve until 2006 Annual Meeting of
Shareholders:

                                                              Number of
                                                            Portfolios in
                                                              Franklin
                                                              Templeton
                                                             Investments
                                                            Fund Complex
                                          Length of Time     Overseen by
Name, Age and Address         Position        Served          Director*         Other Directorships Held
-------------------------------------------------------------------------------------------------------------
Betty P. Krahmer (73)         Director      Since 1993            22                      None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Director or Trustee of various civic associations; and formerly, Economic Analyst, U.S. government.
-------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (74)        Director      Since 1993           135         Director, White Mountains
 500 East Broward Blvd.                                                      Insurance Group, Ltd. (holding
 Suite 2100                                                                  company); Martek Biosciences
 Fort Lauderdale, FL                                                         Corporation; MedImmune,
 33394-3091                                                                  Inc. (biotechnology);
                                                                             Overstock.com (Internet
                                                                             services); and Spacehab, Inc.
                                                                             (aerospace services).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White
River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until
1992); and President, National Association of Securities Dealers, Inc. (until 1987).
-------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (73)         Director      Since 1993            28                      None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and
formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice
President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-
1965).
-------------------------------------------------------------------------------------------------------------

Independent Directors serving until 2005 Annual Meeting of Shareholders:

                                                               Number of
                                                             Portfolios in
                                                               Franklin
                                                               Templeton
                                                              Investments
                                                             Fund Complex
                                            Length of Time    Overseen by
Name, Age and Address           Position        Served         Director*        Other Directorships Held
--------------------------------------------------------------------------------------------------------------
Harris J. Ashton (70)           Director      Since 1993          135        Director, Bar-S Foods (meat
  500 East Broward Blvd.                                                     packing company).
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
--------------------------------------------------------------------------------------------------------------
Frank J. Crothers (58)          Director      Since 1999           18                     None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Chairman, Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities Co. Ltd.; Director and
President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until
2002); and director of various other business and nonprofit organizations.
--------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (70)        Director      Since 1993          136                     None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
--------------------------------------------------------------------------------------------------------------
Edith E. Holiday (51)           Director      Since 1996           86        Director, Amerada Hess
  500 East Broward Blvd.                                                     Corporation (exploration and
  Suite 2100                                                                 refining of oil and gas);
  Fort Lauderdale, FL                                                        Hercules Incorporated
  33394-3091                                                                 (chemicals, fibers and resins);
                                                                             Beverly Enterprises, Inc.
                                                                             (health care); H.J. Heinz
                                                                             Company (processed foods
                                                                             and allied products); RTI
                                                                             International Metals, Inc.
                                                                             (manufacture and distribution
                                                                             of titanium); and Canadian
                                                                             National Railway (railroad).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-
1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United
States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------

Interested Director serving until 2005 Annual Meeting of Shareholders:

                                                              Number of
                                                            Portfolios in
                                                              Franklin
                                                              Templeton
                                                             Investments
                                                            Fund Complex
                                             Length of Time  Overseen by
Name, Age and Address               Position     Served       Director*        Other Directorships Held
------------------------------------------------------------------------------------------------------------

**Nicholas F. Brady (73)            Director   Since 1993        22       Director, Amerada Hess
  500 East Broward Blvd.                                                  Corporation (exploration and
  Suite 2100                                                              refining of oil and gas); C2, Inc.
  Fort Lauderdale, FL                                                     (operating and investment
  33394-3091                                                              business); and H.J. Heinz
                                                                          Company (processed foods and
                                                                          allied products).

Principal Occupation During Past 5 Years:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd., Darby
Emerging Markets Investments LDC and Darby Technology Ventures Group, LLC (investment firms) (1994-
present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund; and formerly,
Secretary of the United States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read &
Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------

Independent Directors serving until 2004 Annual Meeting of Shareholders:

Andrew H. Hines, Jr. (80)           Director   Since 1993        28                      None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Consultant, Triangle Consulting Group; and formerly, Executive-in-Residence, Eckerd College (1991-2002);
Chairman and Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc.
(1994-1997); and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------

Constantine D. Tseretopoulos (49)   Director   Since 1999        18                      None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------

Interested Director serving until 2004 Annual Meeting of Shareholders:
                                                                        Number of
                                                                      Portfolios in
                                                                        Franklin
                                                                        Templeton
                                                                       Investments
                                                                      Fund Complex
                                                  Length of Time       Overseen by
Name, Age and Address            Position             Served            Director*       Other Directorships Held
--------------------------------------------------------------------------------------------------------------------
**Charles B. Johnson (70)     Chairman of the       Chairman of            135                    None
 One Franklin Parkway         Board, Director      the Board and
 San Mateo, CA                   and Vice         Director since
 94403-1906                      President         1995 and Vice
                                                  President since
                                                       1993
Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company
International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.

** Nicholas F. Brady and Charles B. Johnson are "interested persons" of the
   Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's investment manager, and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The nominees and remaining Directors of the Fund are Independent Directors.

   The following tables provide the dollar range of the equity securities of the Fund and of all funds overseen by the Directors in the Franklin Templeton Investments fund complex beneficially owned by the Fund's Directors as of March 31, 2003.

Independent Directors:

                                                            Aggregate Dollar Range of
                                                    Equity Securities in all Funds Overseen by
                             Dollar Range of Equity   the Director in the Franklin Templeton
Name of Director             Securities in the Fund          Investments Fund Complex
----------------------------------------------------------------------------------------------
Harris J. Ashton............       1--$10,000                     Over $100,000
Frank J. Crothers...........          None                        Over $100,000
S. Joseph Fortunato.........      $1--$10,000                     Over $100,000
Andrew H. Hines, Jr.........    $10,001--$50,000                  Over $100,000
Edith E. Holiday............      $1--$10,000                     Over $100,000
Betty P. Krahmer............    $10,001--$50,000                  Over $100,000
Gordon S. Macklin...........    $10,001--$50,000                  Over $100,000
Fred R. Millsaps............     Over $100,000                    Over $100,000
Constantine D. Tseretopoulos          None                        Over $100,000

Interested Directors:

                                                  Aggregate Dollar Range of
                                          Equity Securities in all Funds Overseen by
                   Dollar Range of Equity   the Director in the Franklin Templeton
Name of Director   Securities in the Fund          Investments Fund Complex
------------------------------------------------------------------------------------
Nicholas F. Brady.    $10,001--$50,000                  Over $100,000
Charles B. Johnson    $10,001--$50,000                  Over $100,000

  How often do the Directors meet and what are they paid?

   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd.-Hong Kong branch, the Fund's investment manager ("TAML" or the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $200 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended August 31, 2002, there were seven meetings of the Board, three meetings of the Audit Committee, and four meetings of the Nominating and Compensation Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served.

   Certain Directors and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                                                                 Number of Boards within
                                                     Total Compensation from       Franklin Templeton
                             Aggregate Compensation     Franklin Templeton      Investments Fund Complex
Name of Director                 from the Fund*     Investments Fund Complex** on which Director Serves***
----------------------------------------------------------------------------------------------------------
Harris J. Ashton............         $3,009                  $372,100                      45
Nicholas F. Brady...........          3,009                   140,500                      15
Frank J. Crothers...........          3,064                   100,000                      12
S. Joseph Fortunato.........          3,009                   372,941                      46
Andrew H. Hines, Jr.........          3,035                   209,500                      16
Edith E. Holiday............          3,015                   273,635                      29
Betty P. Krahmer............          3,009                   142,500                      15
Gordon S. Macklin...........          3,009                   363,512                      45
Fred R. Millsaps............          3,035                   219,500                      16
Constantine D. Tseretopoulos          3,064                   102,500                      12

--------
*  Compensation received for the fiscal year ended August 31, 2002.
** For the calendar year ended December 31, 2002.
*** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 49 registered investment companies, with approximately 150 U.S. based funds or series.

   The table above indicates the total fees paid to Directors by the Fund individually and by all of the funds in Franklin Templeton Investments. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

  Who are the Executive Officers of the Fund?

   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, are their name, age and address, as well as their position and length of service with the Fund, and principal occupation during the past five years.


Name, Age and Address                               Position                      Length of Time Served
---------------------------------------    ---------------------------------- -------------------------------------
Charles B. Johnson                           Chairman of the Board,             Chairman of the Board and
                                           Director and Vice President           Director since 1995 and
                                                                                Vice President since 1993
Please refer to the table "Interested Director serving until 2004 Annual Meeting of Shareholders" for additional information about Mr. Charles B. Johnson.
-------------------------------------------------------------------------------------------------------------------

Mark Mobius (66)                               President and Chief            President since 1993 and Chief
  Two Exchange Square                          Executive Officer--            Executive Officer--Investment
  39th Floor                                  Investment Management               Management since 2002
  Suites 3905-08
  Hong Kong

Principal Occupation During Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management
Ltd.; Executive Vice President and Director, Templeton Global Advisors Limited; officer of six of the investment companies in Franklin Templeton Investments; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc.; and formerly, President, International Investment Trust Company
Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong
(1983-1986).
----------------------------------------------------------------------------------------------------------------

Jimmy D. Gambill (55)                       Senior Vice President and                   Since 2002
  500 East Broward Blvd.                    Chief Executive Officer--
  Suite 2100                               Finance and Administration
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of
50 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------

Rupert H. Johnson, Jr. (62)                      Vice President                         Since 1996
  One Franklin Parkway
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment
Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------

Harmon E. Burns (58)                             Vice President                         Since 1996
  One Franklin Parkway
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director,
Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------------------------


Name, Age and Address                                Position                     Length of Time Served
---------------------------------------    ---------------------------------- -----------------------------------

Martin L. Flanagan (42)                           Vice President                       Since 1993
  One Franklin Parkway
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
President and Chief Financial Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial
Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director,
Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment
Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin
Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.
--------------------------------------------------------------------------------------------------------------

Jeffrey A. Everett (39)                           Vice President                       Since 2001
  P.O. Box N-7759
  Lyford Cay, Nassau Bahamas

Principal Occupation During Past 5 Years:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in
Franklin Templeton Investments; and formerly, Investment Officer, First Pennsylvania Investment Research
(until 1989).
--------------------------------------------------------------------------------------------------------------

John R. Kay (62)                                  Vice President                       Since 1994
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.;
Senior Vice President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin
Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments; and formerly, Vice
President and Controller, Keystone Group, Inc.
--------------------------------------------------------------------------------------------------------------

Murray L. Simpson (65)                          Vice President and                     Since 2000
  One Franklin Parkway                         Assistant Secretary
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton
Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment
Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
--------------------------------------------------------------------------------------------------------------

Barbara J. Green (55)                      Vice President and Secretary       Vice President since 2000 and
  One Franklin Parkway                                                            Secretary since 1996
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton
Worldwide, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers &
Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------------------------------------


Name, Age and Address                             Position                      Length of Time Served
-------------------------------------- ------------------------------------ ------------------------------------
David P. Goss (55)                           Vice President and                       Since 2000
  One Franklin Parkway                      Assistant Secretary
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly,
President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin
Select Realty Trust (until 2000).
----------------------------------------------------------------------------------------------------------------

Michael O. Magdol (65)                 Vice President--AML Compliance                 Since 2002
  600 Fifth Avenue
  Rockefeller Center
  New York, NY 10048-0772

Principal Occupation During Past 5 Years:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI
Banque, Arch Chemicals, Inc. and Lingnan Foundation; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------

Bruce S. Rosenberg (41)                        Treasurer and                Treasurer since 2000 and Chief
  500 East Broward Blvd.                  Chief Financial Officer            Financial Officer since 2002
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------

  Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires officers, Directors and persons who own more than 10% of the Fund's common stock ("10% beneficial owners") to file reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission ("SEC"). During the fiscal year ended August 31, 2002, Michael O. Magdol inadvertently filed a late Form 3, initial statement of beneficial ownership of securities, following his appointment as an officer of the Fund in May 2002. In addition, the Fund alleged in litigation described below under "Information About the Fund--Recent Litigation" that the President and Fellows of Harvard College ("Harvard College") were subject to, and had failed to file reports under, Section 16(a); it is the Fund's understanding that Harvard disputes such allegation. Other than the foregoing, no other officer, Director or 10% beneficial owner of the Fund failed to file ownership reports on a timely basis for the fiscal year ended August 31, 2002. This information is based upon review of the copies of such forms received or written representations from the individuals required to make Section 16(a) reports on the Fund's common stock.

PROPOSAL 2:  TO APPROVE THE CONVERSION OF THE FUND FROM A CLOSED-END FUND
             ORGANIZED AS A MARYLAND CORPORATION TO AN OPEN-END FUND ORGANIZED AS A DELAWARE STATUTORY TRUST

   The Directors unanimously recommend that you approve the conversion of the Fund from a closed-end fund to an open-end fund. To implement the Conversion, the Directors have approved an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this Proxy Statement as Exhibit A, that would change the Fund from a closed-end fund to an open-end fund and also change the state and form of organization of the Fund from a Maryland corporation to a newly formed Delaware statutory trust named "Templeton China World Fund" (the "Trust"). This proposed conversion will be referred to throughout this Proxy Statement as the "Conversion." Shareholder approval of the Conversion will be deemed to be approval of the Plan.

  What will the Conversion mean for the Fund and its shareholders?

   If the Conversion is effected following shareholder approval, the Trust would operate as an open-end fund having the same principal executive offices and substantially the same investment objective, policies and restrictions as the Fund (including the changes to fundamental investment restrictions described in Proposals 3 and 4 in this Proxy Statement). The trustees of the Trust would be the same as the Directors of the Fund, including any persons elected under Proposal 1. Similarly, the officers of the Trust would be the same as the current officers of the Fund. The trustees and officers would operate the Trust in essentially the same manner as they previously operated the Fund, except for the differences discussed more fully below. The Board of Trustees of the Trust has approved TAML as the investment manager of the Trust.

   The Trust was formed solely for the purpose of becoming the successor organization to, and carrying on the business of, the Fund. As the successor to the Fund's operations, the Trust will adopt the Fund's notification of registration under the 1940 Act. To accomplish the Conversion, the Plan provides that the Fund will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the Trust on the effective date of the Conversion (the "Closing Date"). In exchange for these assets and liabilities, the Plan provides that, on the Closing Date, the Trust will issue Advisor Class Shares of beneficial interest in the Trust to the Fund, which, in turn, will distribute those Advisor Class Shares pro rata to you as a shareholder of the Fund. Through this procedure, you will receive on the Closing Date Advisor Class Shares of the Trust equivalent in number to, and with the same net asset value ("NAV") as, the shares of the Fund ("Fund Shares") owned by you immediately prior to the Closing Date. The Conversion is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Conversion is completed. The basis and holding period of your shares in the Trust will be the same as the basis and holding period of your shares in the Fund. As soon as practicable after the Closing Date, the Fund will be dissolved and cease its corporate existence.

   If the Conversion is not approved by shareholders, the Fund will continue to operate as a closed-end fund organized as a Maryland corporation. The Board, however, will call a special meeting of shareholders to be held not later than December 31, 2003, to consider such Conversion proposal again. If approved by shareholders of the Fund, the Conversion will be completed within 60 days following the date of such approval or as soon thereafter as practicable.

  Why are the Directors recommending approval of the Conversion?

   On November 13, 2002, the Board of Directors of the Fund announced its determination to recommend to shareholders at the Fund's Annual Meeting the approval of a proposal to convert the Fund from a closed-end fund into an open-end fund. The Board took this action because the Directors, including all of the Independent Directors, believed it was in the best interests of the Fund and its shareholders. In determining to recommend the Conversion, the Board considered, among other things, the present and historical discount of the Fund's market share price to the Fund's net asset value (the "Discount"), the "trigger provision" (discussed below) in the Fund's corporate charter (the "Charter"), other actions the Board had taken in prior years designed to address the Discount (including open-market repurchase programs and the tender offer conducted in 2002), the investment goals and policies of the Fund, short-term and long-term investment performance and expense levels, the portfolio composition and size of the Fund, the expenses related to the Conversion, and communications with representatives of the President and Fellows of Harvard College, a 30% stockholder ("Harvard College").

   Meetings of the Board of Directors of the Fund were held on October 11, November 12, and December 3, 2002, and February 25, 2003 to consider the proposed Conversion. The Directors requested and received from TAML written materials containing relevant information including fee and expense information, on an actual, pro forma and future estimated basis, and performance data. Additional information reviewed and considered by the Board included: (i) the portfolio composition and size of the Fund; (ii) the extent of stock ownership by certain institutional investors; (iii) the expenses related to the Conversion; and (iv) the tax consequences of the Conversion to the Fund and its shareholders. The Board also considered the advantages and disadvantages to the Fund of remaining closed-end and converting to an open-end fund. These advantages and disadvantages are described in the next section, which shareholders are urged to read carefully, entitled "What are the Principal Differences Between Open-End and Closed-End Funds?"

   After the Board became aware that Harvard College had filed its own proxy statement at the end of December 2002, the Board considered and evaluated each of the proposals contained in Harvard College's proxy statement. As part of the Settlement Agreement described under the section entitled "Information About the Fund --Recent Litigation" below, Harvard has agreed to withdraw all of its shareholder proposals for the Meeting and announced that it intends to support the open-ending proposal with the redemption-in-kind feature described below.

   In considering the advantages of converting to an open-end fund, the Directors noted that Fund shareholders will have the right to have shares redeemed at NAV and would no longer hold shares in a fund whose market value varies from its NAV. In considering the disadvantages of converting to an open-end fund, particular attention was given to the potential negative impact on the Fund's NAV arising from the need to sell portfolio securities in order to raise cash to meet redemption requests, as well as from the anticipated increase in the Fund's expense ratio. In this respect, the Directors believe that the relatively small size of the Fund's portfolio, combined with TAML's expertise and the marketing of the Fund through a continuous public offering of its shares, are factors that may help to mitigate such negative impact. Other factors that may help mitigate this negative impact include the Fund's imposition of a fee on redemptions made within six months of the Conversion as well as the Fund's ability to redeem-in-kind large redemptions meeting certain conditions, as discussed in further detail later in this Proposal 2. The Directors cannot, however, quantify the impact on NAV that may result from a higher expense ratio or from raising liquidity to meet redemptions, because this will be affected by market forces and other factors beyond the Board's control, nor can the Board assure that such impact will not be significant, particularly in the short-term following the Conversion.

   The Fund's Charter contains a provision (the "Trigger Provision") requiring the Fund's Directors to submit a proposal to shareholders to convert the Fund from a closed-end fund to an open-end fund if, as of August 31, 2003 (the "Test Date"), either (i) the shares of the Fund have traded at a Discount of 15% or more, based on the closing sale price as of the last trading day of each week during the fiscal quarter immediately preceding the Test Date, or (ii) the shares of the Fund have traded at a price below $15 per share at any time during the fiscal quarter immediately preceding the Test Date. Given the current expectation that the conditions of the Trigger Provision would be met on June 1, 2003 and shareholder concerns regarding the Discount, the Board of Directors decided to present this Proposal at the Fund's Annual Meeting rather than holding a special meeting later in the year that would likely be required to accommodate the Trigger Provision.

   The Directors also determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations and that the conversion of the Fund to an open-end fund should be effectuated through the Conversion. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law also provides favorable state tax treatment. Most significantly, an investment company formed as a Delaware statutory trust, unlike one formed as a Maryland corporation, need not pay an organization and capitalization tax on the aggregate par value of shares it issues to shareholders. Furthermore, there is a well-established body of Delaware legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the Trust. This could benefit the Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, on February 25, 2003, the Board of Directors of the Fund, including all of its Independent Directors, approved the Plan and decided to recommend that the conversion of the Fund to an open-end fund be effected through the Conversion.

  What are the principal differences between open-end and closed-end funds?

   In evaluating the Conversion, shareholders of the Fund should also consider
(i) the important distinctions between open-end and closed-end funds; (ii) how those distinctions bear upon management of the Fund and the Trust; and (iii) the relative risks associated with an investment in them.

   Premium and Discount. The Fund is a closed-end fund that is listed on the NYSE. The shares of closed-end funds that are traded on a secondary market, like the NYSE, may trade at either a discount or a premium to their NAV per share. Historically, Fund Shares have generally traded at a discount to their NAV per share. In contrast, the 1940 Act generally requires that the shares of an open-end fund, such as the Trust, be purchased or sold by the Fund (not in a secondary market) at their respective NAV per share, plus any applicable sales charge or redemption fee, on any day that the open-end fund is open for business. Thus, shares of the Trust, including Advisor Class Shares, will not be sold at a discount or a premium because they will not trade on a secondary market at a discount or a premium to their NAV.

   Portfolio Management. The Fund was originally established as a closed-end fund because of its investment objective: seeking long-term capital appreciation by investing primarily in equity securities of "China companies." "China companies" are defined in the Fund's Prospectus as companies (i) organized under the laws of or with a principal office in, the People's Republic of China ("China"), Hong Kong, or Taiwan, (ii) for which the principal trading market is in China, Hong Kong or Taiwan, and (iii) that derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China. As a closed-end fund, the Fund is not subject to a limitation on the percentage of its assets held in illiquid securities (securities that cannot be sold within seven days in the normal course of business at approximately the amount at which a Fund has valued them). Closed-end funds, like the Fund, are permitted to invest in illiquid securities without limitations in large part because they do not need to retain cash reserves or be able to liquidate portfolio securities into cash in order to meet redemptions, unless they announce a tender offer of their shares. This has given TAML the flexibility to invest the Fund's assets in less liquid securities that presented attractive long-term opportunities. While investing in emerging markets like China involves certain risks, such as the relatively small size and lesser liquidity of the markets involved, TAML believes that the markets for the securities of China Companies in which the Fund invests have become more liquid than they were when the Fund was started.

   As an open-end fund, however, the Trust must be managed with the ability to meet redemptions, which generally must be honored within seven days after receipt of requests in good order. Payments to shareholders that redeem their shares generally must be paid in cash, the source of which typically is cash-on-hand or cash raised by the sale of portfolio securities. For this reason, under interpretations by the SEC staff, open-end funds are limited in the amount of their assets that may be invested in illiquid assets to 15% of net assets. Therefore, the Trust's investment management flexibility is limited by the need to be able to redeem Trust shares. This may be mitigated by the relatively small size of the Fund's portfolio, TAML's expertise, and the Trust's ability to engage in a continuous public offering of its shares, although the effect on NAV cannot be quantified and may be significant in the short-term.

   Continuous Public Offering. The Trust, as an open-end fund that will engage in a continuous public offering of its shares, has the potential for growth in size through sales of additional shares. A larger asset base can provide greater flexibility in portfolio management and could potentially reduce per share expenses over time by spreading expenses over the larger asset base (although expenses are expected to increase after the Conversion because of anticipated redemptions). Even though an open-end fund like the Trust must be managed in anticipation of possible redemptions, as the size of the fund increases, its management options may increase proportionately. Similarly, as the size of a fund increases, its fixed operating costs may be spread over the larger asset base, possibly resulting in lower costs per share.

   In contrast, a closed-end fund, like the Fund, does not present the same potential for growth because it does not engage in a continuous offering of its shares. In order to achieve growth through sales, the Fund would be required to engage in an additional underwritten public offering or a rights offering, both of which are expensive and time consuming.

   However, unlike the Trust, whose size will fluctuate both because of sales and redemptions of its shares as well as market appreciation and depreciation in portfolio assets, the size of the Fund is generally affected only by market appreciation and depreciation of its assets. As a result, the Trust may have to maintain larger cash positions as compared to the Fund to meet redemptions or as a result of new sales. For the same reason, the Trust's expense ratio may be more volatile as compared to the Fund. In addition, if the Fund converts to an open-end fund, its shares would be delisted from the NYSE, although shareholders of the Trust would still have liquidity through their ability to redeem their shares on any day that the Trust is open for business.

   Purchases and Redemptions. Advisor Class Shares will be sold on a continuous basis at NAV per share, without a sales charge. The NAV for each class of shares of the Trust will be calculated each business day at the close of trading on the NYSE. The NAV for each Advisor Class Share will be calculated by dividing the total net assets attributable to that class by the number of its shares outstanding. There are certain initial minimum investments, which vary depending upon the purchaser. Subsequent investments generally must be at least $50.

   Advisor Class Shares may be sold (redeemed) at any time at NAV, subject to any applicable redemption fees, including those described below. Advisor Class Shares generally may also be exchanged for Advisor Class shares (or, if not available, Class A or Class Z shares) of most other funds in Franklin Templeton Investments, subject to certain limitations as provided in the prospectus of the respective fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

   Because the Fund is a closed-end fund, there are no exchange privileges for its shares. In addition, the Fund does not typically engage in the repurchase and selling of its shares.

   The advantages that may flow from the potential increase in the size of the Trust should be weighed against the disadvantages associated with a potential diminution in size arising from redemptions. The Trust anticipates significant redemptions immediately following the Conversion. While increased size may result in improved management flexibility and the achievement of per share cost savings and lower expenses, a contraction in the size of the Trust may correspondingly result in reduced investment management flexibility and higher expenses. If the Conversion is completed and former Fund shareholders redeem their shares, absent new sales, the size of the Trust will be reduced commensurately to the extent of those redemptions. Redemptions also may increase significantly, for example, should the asset class for funds investing in China, of which the Trust is a part, fall out of favor in the market place.

   The need to sell portfolio securities to meet redemption requests may have adverse tax consequences to shareholders remaining in the Trust. In the event of a very large amount of redemptions, the Trust might be required to sell appreciated securities to meet redemption requests, and capital and/or ordinary gains might be generated. This would increase the amount of taxable distributions to remaining shareholders and net realized capital gains would be allocated among a smaller base of remaining shareholders than would otherwise be the case.

   Although redemptions of Trust shares after the Conversion (if approved) are likely, there are several steps that the Trust will take to help mitigate the adverse effects of such redemptions:

  . The Trust will engage in a continuous public offering. Although other classes of the Trust may be charged a 12b-1 fee, the Advisor Class shares will not, so its class expense ratio will not be increased as a result of distribution fees.

  . Former Fund shareholders who redeem or exchange Advisor Class Shares received in the Conversion within six months of the Closing Date will be assessed a redemption fee of 2%. These fees will be retained by the Trust and are charged in order to help defray the transaction costs associated with such redemptions and exchanges, including the brokerage expenses incurred in connection with the liquidation of portfolio securities necessitated by the redemption, processing or other transaction costs incident to the redemption, odd-lot premiums, transfer taxes, administrative fees, custodian fees, and registrar and transfer agent fees.
  . The Trust intends to elect to be governed by Rule 18f-1 under the 1940 Act whereby it will have the right to satisfy large redemptions through the direct transfer of portfolio securities to the redeeming shareholder, subject to the delivery of the lesser of $250,000 or 1% of the Trust's net assets in cash to the redeeming shareholder. If the Trust redeems its shares by delivery of portfolio securities in-kind, the redeeming shareholder would bear the transaction costs necessary to sell those portfolio securities. As a general rule, however, redemptions-in-kind do not generate capital gains for an open-end fund.

   Dividends and Distributions. The Fund has a policy of distributing all of its net investment income annually. The Trust also will have a policy of distributing all of its net investment income annually. The Trust and the Fund both distribute their net realized short-term and net realized long-term capital gains, if any, at least annually. The amount of any distributions will vary, and there is no guarantee that the Trust or the Fund will pay either income dividends or capital gain distributions. The Trust, like the Fund, expects to qualify for treatment under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), after the completion of the Conversion.

   Dividends and distributions from the Trust and the Fund, whether you receive them in cash or in additional shares, are generally subject to federal income tax as either ordinary income or capital gains. Shareholders who are generally not subject to income tax, however, may not be required to pay income taxes on such dividends and distributions. Like the Fund, the Trust will send annual statements that reflect the tax status of distributions received.

   The Fund offers a dividend reinvestment and cash purchase plan pursuant to which shareholders may elect to have all distributions automatically reinvested by Mellon Bank, N.A., the Fund's plan administrator. Participants in this plan also have the option of submitting additional payments to the plan administrator for the purchase of additional Fund shares for their account. More information about the Fund's Dividend Reinvestment and Cash Purchase Plan is available in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2002, which has previously been provided to Fund shareholders, and is available upon request.

   Unless a shareholder selects a different option, the Trust will automatically reinvest all dividends and distributions in additional Advisor Class Shares at NAV without the imposition of trading costs. Specific instructions explaining how to select a different option will be outlined in the Trust's Prospectus, when available.

   Expenses. The expenses of the Trust are expected to be higher than those of the Fund. The table below describes the fees and expenses that you pay if you hold Fund Shares. The table also shows the estimated fees and expenses for the Advisor Class Shares of the Trust after the Conversion. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder of the Trust.

                FEE TABLE FOR SHARES OF THE FUND AND THE TRUST

                                                         Actual+        Projected++
                                                         --------       -----------
                                                                        The Trust--
                                                                          Advisor
                                                                        Class After
                                                         The Fund       Conversion
                                                         --------       -----------
Shareholder Transaction Expenses*
Maximum Sales Charge (as a percentage of Offering Price)   None            None
   Paid at time of purchase                                None            None
   Paid at time of redemption                              None            None
Redemption Fee                                             None            2.00%/1/

Annual Fund Operating Expenses
(as percentage of average weekly net assets)
Management Fees                                            1.25%           1.25%
Distribution and Service (12b-1) Fees                      None            None
Other Expenses                                             0.41%           0.72%/2/
   Administration                                                 0.25%             0.20%
   Transfer Agency                                                0.03%             0.30%/3/
   Other                                                          0.13%             0.22%
                                                           ----            ----
Total Annual Fund Operating Expenses                       1.66%           1.97%
                                                           ====            ====

--------
+ Information for the Fund is provided for the 12-month period ended August 31, 2002.
++ Projected expenses based on anticipated Trust expenses, assuming 50%
   redemptions following the Conversion.
* If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
/1/ Applied to former Fund shareholders who redeem or exchange Advisor Class Shares received in the Conversion within six months of the Closing Date. After six months, there is no redemption fee.
/2 /Other expenses of the Trust are anticipated to be higher than those of the Fund, in large part because of increased transfer agency costs resulting from: (1) anticipated redemptions immediately following the Conversion; (2) increased account activity associated with open-end funds; and (3) more diverse account types.
/3/ Transfer agency costs are estimated based on another fund in Franklin Templeton Investments of similar size.

Example. This example can help you compare the cost of investing in Advisor Class Shares of the Trust after the Conversion with the cost of investing in the Fund. It assumes:

  .   You invest $10,000 for the periods shown;

  .   Your investment has a 5% return each year;

  .   The Fund's and the Trust's operating expenses remain the same; and

  .   You sell your shares at the end of the periods shown.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
                                        ------ ------- ------- --------
         The Fund                        $169   $523   $  902   $1,965
         Projected Trust--Advisor Class
         (after Conversion)              $200   $618   $1,062   $2,296

  What effect will the Conversion have on management of the Trust?

   Under the 1940 Act, the shareholders of an investment company are entitled to vote on the initial members of the board of directors or board of trustees and the initial approval of the investment management agreement for the investment company. Thus, if the Conversion is approved, shareholders of the Trust would need to elect trustees (the members of the board of a Delaware statutory trust are referred to as "trustees") and approve an investment management agreement or the Trust would not be in compliance with the 1940 Act. For investment companies that have already commenced operations and have public shareholders, these matters typically must be submitted to shareholders for their consideration at a meeting specially called for that purpose. In the case of a reorganization from a Maryland corporation to a Delaware statutory trust such as that contemplated by the Conversion, a meeting could not be called until after the completion of the Conversion because only then would there exist public shareholders of the Trust who could vote. Such a procedure would be both impractical and expensive.

   Therefore, in accordance with standard practice and announced positions of the staff of the SEC, the Directors have determined that it is in the best interests of the Fund's shareholders to avoid the considerable expense of an extra shareholder meeting to obtain these approvals following completion of the Conversion. Thus, the Directors have determined that shareholder approval of the Conversion (Proposal 2) would, for purposes of the 1940 Act, also constitute shareholder approval of: (1) the election, as trustees of the Trust, of the Directors of the Fund who are in office at the time of the Conversion, including those Directors elected at this Meeting pursuant to Proposal 1; and
(2) the new investment management agreement between the Trust and TAML, which is substantially identical to the investment management agreement currently in effect between the Fund and TAML.

   Mechanically, this will be accomplished, prior to the Closing Date, by issuing a single share of each class of shares of beneficial interest in the Trust to the Fund, and having the Fund vote as sole shareholder of the Trust FOR the election of the trustees of the Trust and approval of the investment management agreement with TAML as specified above. This action will enable the Trust to satisfy the requirements of the 1940 Act without involving the time and expense of an extra shareholder meeting. As a result, if this Proposal 2 is approved, TAML will be the Investment Manager for the Trust.

   Shareholders are also entitled to vote under the 1940 Act on changes in fundamental policies. The changes to the fundamental investment restrictions, as described in Proposals 3 and 4 in this Proxy Statement, will already have been adopted by the Trust in its open-end fund registration statement that it will file with the SEC. As a result, it will not be necessary for the Fund, as the initial shareholder of the Trust, to approve the Trust's fundamental policies.

  What effect will the Conversion have on other services?

   Distribution. Franklin Templeton Distributors, Inc. ("Distributors") will act as the principal underwriter in the continuous public offering of the Trust's shares pursuant to a Distribution Agreement approved by the Trust's Board of Trustees. Distributors is located at One Franklin Parkway, San Mateo, California 94403-1906.

   Advisor Class Shares will not pay any distribution fees. Distributors will pay the expense of the distribution of Advisor Class Shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer Advisor Class Shares to the public. The Trust will pay the expenses of preparing and printing amendments to its registration statement and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders. Other classes of shares of the Trust, however, may pay a distribution fee, commonly known as a "12b-1 fee," to Distributors, in accordance with the plans under Rule 12b-1 of the 1940 Act which have been adopted by the Trust's Board of Trustees for each of the other classes.

   Because the Fund is a closed-end fund with shares that are listed and traded on the NYSE, there is no continuous public offering of its shares.

   Shareholder Servicing Agent, Transfer Agent and Dividend Paying Agent. The shareholder servicing agent, transfer agent and dividend paying agent for the Trust will be Franklin Templeton Investor Services, LLC ("Investor Services"), an indirect, wholly owned subsidiary of Resources located at 100 Fountain Parkway, St. Petersburg, Florida 33716-1205. Mellon Investor Services LLC currently serves as transfer agent, registrar and dividend disbursing agent for the Fund.

   Custody Services. JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245, currently acts as the custodian of the securities and other assets of the Fund and will also do so for the Trust.

   Administrative Services. Franklin Templeton Services, LLC ("FT Services"), an indirect, wholly owned subsidiary of Resources, will provide certain administrative services to the Trust, including: (i) providing office space, telephone, office equipment and supplies for the Trust; (ii) providing trading desk facilities for the Trust (unless provided by TAML); (iii) authorizing expenditures and approving bills for payment on behalf of the Trust; (iv) supervising preparation of periodic reports to shareholders, notices of dividends, capital gains distributions and tax credits, and attending to correspondence and other communications with individual shareholders; (v) coordinating the daily pricing of the Trust's investment portfolio, providing fund accounting services and coordinating trade settlements; (vi) monitoring relationships with other service providers to the Trust; and (vii) supervising compliance by the Trust, including compliance with the federal securities laws, federal tax laws, and other applicable state and federal laws, maintaining books and records for the Trust (other than those maintained by the custodian and transfer agent), and preparing and filing of tax reports, as well as providing executive, clerical and secretarial personnel needed to carry out and support services incidental to carrying out the above responsibilities.

   FT Services serves as administrator for the Fund. In addition, Princeton Administrators, L.P. acts as sub-administrator for the Fund.

  How do the Maryland corporate law and the Fund's governing documents compare to the Delaware statutory trust law and the Trust's governing documents?

   If the Fund's shareholders approve the Conversion, the Fund's shareholders will receive Advisor Class Shares of the Trust on the Closing Date. The following summary compares certain rights and characteristics of the shares of the Fund to the Advisor Class Shares of the Trust. The summary is qualified in its entirety by the more complete comparisons of Maryland corporate law and Delaware statutory trust law, and of the governing documents of the Fund and the Trust attached as Exhibit B to the Proxy Statement, which is entitled "A Comparison of Governing Documents and State Law."

   The Maryland General Corporation Law (the "Maryland Code") contains provisions specifically designed for investment companies, such as the Fund, which take into account their unique structure and operations, and allow such investment companies to operate more efficiently by reducing their administrative burdens. For example, the charter or bylaws of an investment company organized as a Maryland corporation may provide that an annual shareholders' meeting is not required in any year unless required by the federal securities laws. Because the Maryland Code contains detailed provisions regarding corporate governance matters, it may provide Maryland corporations, such as the Fund, more specific guidance on certain corporate law issues.

   Reorganizing the Fund from a Maryland corporation to a Delaware statutory trust is expected to provide many benefits to the Fund and its shareholders. Funds formed as Delaware statutory trusts under the Delaware Statutory Trust Act (the "Delaware Act") are granted a significant amount of operational flexibility, resulting in efficiencies of operation that translate into savings for a fund, such as the Trust, and its shareholders. For example, the Delaware Act authorizes management to take various actions without requiring shareholder approval if permitted by the governing instrument. Additionally, a fund formed as a Delaware statutory trust need not hold an annual shareholders' meeting in any year unless required by the federal securities laws or the fund's governing instrument. Unlike the Maryland Code, the Delaware Act also permits any amendment to the statutory trust's governing instrument without the need for a state filing, which can reduce administrative burdens and costs.

   The Trust was formed as a statutory trust on December 3, 2002 pursuant to the Delaware Act. The operations of a Delaware statutory trust formed under the Delaware Act are governed by a declaration of trust and by-laws. The Trust's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws streamline many of the provisions in the Fund's Charter and By-Laws, and should thus lead to enhanced flexibility in management and administration as compared to its current operation as a Maryland corporation. As a Delaware statutory trust, the Trust should be able to adapt more quickly and cost effectively to new developments in the fund industry and the financial markets.

   Moreover, to the extent provisions in the Trust's Declaration of Trust and By-Laws are not addressed by the Delaware Act but are addressed by rules and principles established under Delaware corporation law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the Trust. These legal advantages make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

   The Trust has authorized an unlimited number of shares of beneficial interest without par value. As of the Closing Date, outstanding shares of the Trust will be fully paid, nonassessable, freely transferable, and have no preemptive or subscription rights. Shares of the Trust and the Fund each have one vote per full share and a proportionate fractional vote for each fractional share. Both the Trust and Fund provide for noncumulative voting in the election of their Trustees/Directors. The Trust will also have the same fiscal year as the Fund.

   While former Fund shareholders, as holders of Advisor Class Shares of the Trust, will have similar distribution and voting rights as they currently have as Fund shareholders, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote and to a distribution, and differ in the proportion of outstanding shares required to vote on certain matters.

   The Fund is required by the rules of the NYSE and its By-Laws to hold annual shareholder meetings. The Trust is not required by its governing instrument to hold annual shareholder meetings, but shareholder meetings will be called when deemed necessary or desirable by the Trust's Board of Trustees, or to the extent required by the 1940 Act, by the chairperson of the Board, or at the request of holders of 10% of the outstanding shares if such shareholders pay the reasonably estimated cost of preparing and mailing the notice of such meeting, for the purpose of electing trustees. With respect to shareholder inspection rights of a fund's books and records, the Fund and the Trust each provide certain inspection rights to its shareholders at least to the extent required by applicable law.

   Unlike the Fund, the Trust is authorized to issue series and classes and will have more than one class of shares. Shareholders of the Trust are entitled to vote by series or class where any matter affects only the interest of some but not all series or classes. The different classes of the Trust may be subject to different expenses, such as different 12b-1 fees, and may also be subject to different sales charges, including contingent deferred sales charges. However, the Advisor Class shares of the Trust that shareholders of the Fund would receive in the Conversion would not be subject to any 12b-1 fees or sales loads.

   Under the Maryland Code, the shareholders of the Fund are not subject to any personal liability for any claims against, or liabilities of, the Fund solely by reason of being or having been a shareholder of the Fund. Under the Delaware Act, shareholders of the Trust will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

   A final, significant difference between the rights of the Fund shareholders and those of shareholders of the Trust is that, because the Trust is an open-end fund, shares of the Trust must be repurchased by the Trust when offered by their shareholders for redemption, assuming any such shareholder complies with the provisions set forth in the governing instruments and prospectus of the Trust.

  Will the Conversion result in any tax consequences for shareholders?

   The Conversion is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Conversion is completed. The basis and holding period of your shares in the Trust will be the same as the basis and holding period of your shares in the Fund. Consummation of the Conversion is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP that, under the Code, the exchange of assets of the Fund for the shares of the Trust, the transfer of such shares to the holders of Fund Shares, and the liquidation and dissolution of the Fund pursuant to the Plan, will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust, or the shareholders of the Fund or the Trust.

  What if I hold certificates representing shares of the Fund?

   If the Conversion is approved then, under the Plan, shareholders of the Fund will have the right to deliver their shares certificates of the Fund in exchange for share certificates of the Trust. However, a shareholder need not deliver such certificates to the Trust unless the shareholder so desires, as all outstanding shares of the Fund on the Closing Date will be automatically converted to Advisor Class shares of the Trust.

  What if I choose to sell my shares at any time?

   You may continue to trade your Fund Shares on the NYSE until the close of trading on the business day before the Closing Date.

  What is the effect of my voting "FOR" the Conversion?

   By voting "FOR" the Conversion, you will be agreeing to become a shareholder of an open-end investment company that has been formed as a Delaware statutory trust with TAML as the Investment Manager, and with trustees, investment objectives and policies that are substantially the same as those in place for the Fund, except for the differences discussed in connection with this Proposal 2 and Proposals 3 and 4 described below.

                      THE BOARD OF DIRECTORS UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

INTRODUCTION TO PROPOSALS 3 AND 4

   The Fund is subject to a number of fundamental investment restrictions that either are: (1) specifically for closed-end funds; (2) more restrictive than those required under present law for either open-end or closed-end funds; (3) no longer required for either open-end or closed-end funds; or (4) adopted in response to regulatory, business or industry conditions that no longer exist. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Fund's fundamental investment restrictions, principally to: (1) accommodate the proposed Conversion from a closed-end fund to an open-end fund; (2) conform the Fund's fundamental investment restrictions to the majority of the funds in Franklin Templeton Investments; and (3) update those current restrictions that are more restrictive than is required under the federal securities laws. In general, the proposed amendments would: (1) simplify, modernize and standardize the fundamental investment restrictions that are required to be stated by a fund under the 1940 Act; and (2) eliminate those fundamental restrictions that are no longer required by the federal securities laws, interpretations of the SEC or state law, as preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"). Because the proposed amendments are designed to be applicable to either a closed-end fund or an open-end fund, the proposed amendments will be effective immediately whether or not Proposal 2 is approved and the Fund is converted to an open-end fund.

   The Board believes there are several distinct advantages to revising the Fund's fundamental investment restrictions at this time. First, certain of the Fund's investment restrictions reflect the Fund's current status as a closed-end fund. These investment restrictions need to be amended in connection with its proposed Conversion. Second, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board and the Investment Manager believe that the Fund will be able to minimize the costs and delays associated with holding future shareholders' meetings to revise fundamental policies that become outdated or inappropriate. The Board and the Investment Manager also believe that the Investment Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment policies. Finally, the standardized fundamental investment restrictions are expected to enable the Fund to more efficiently and more easily monitor portfolio compliance.

   The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Fund to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other funds in Franklin Templeton Investments that have recently amended their investment policies. The proposed standardized amendments will not affect the Fund's investment objectives or its current principal investment strategies. Although the proposed amendments will give the Fund greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with investment in the Fund, nor does the Board anticipate that the proposed changes in fundamental investment restrictions will materially change the manner in which the Fund is currently managed and operated, other than those changes to the Fund's investment policies and strategies necessitated by the proposed Conversion. However, the Board may change or modify the way the Fund is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment restrictions. Should the Board in the future modify materially the way the Fund is managed to take advantage of such increased flexibility, the Fund will make the necessary disclosures, including amending its prospectus and statement of additional information if the Conversion is completed.

PROPOSAL 3:  TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S INVESTMENT
             RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 3a-3f)

   Certain of the Fund's existing investment restrictions, together with the recommended changes to the investment restrictions, are detailed in Exhibit C, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders are requested to vote separately on each Sub-Proposal in Proposal 3. Any Sub-Proposal that is approved by shareholders will be effective immediately. The Board of Directors recommends unanimously a vote "FOR" each Sub-Proposal.

Sub-Proposal 3a: To amend the Fund's fundamental investment restriction regarding borrowing and senior securities.

   The 1940 Act requires investment companies to impose certain limitations on borrowing activities and the Fund's borrowing limitations must be fundamental. The 1940 Act also requires the Fund to have an investment policy describing its ability to issue senior securities. The Fund currently has one fundamental investment policy covering both activities. Management proposes that such policies be amended and set forth in two separate policies as further described below.

   Borrowing. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders. Under the 1940 Act, an open-end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Open-end funds typically borrow money to meet redemptions or other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

   A closed-end fund may, under the 1940 Act, engage in borrowings (not limited to borrowings from banks) if immediately after such borrowings, the aggregate of such borrowings is in an amount that is not more than 33 1/3% of its total assets (or lesser amounts, depending on the form of borrowing). Unlike open-end funds, closed-end funds typically enter into line of credit agreements with banks or issue a class of preferred stock or other debt obligations in order to leverage the Fund - that is, to invest the borrowings in securities that are expected to yield a higher return than the cost of borrowing.

  What effect will amending the current borrowing restriction have on the Fund?

   The Fund's current investment restriction relating to borrowing prohibits the Fund from borrowing money, except that the Fund may borrow up to 5% of its total assets, including the amount borrowed, for temporary or emergency purposes and may borrow up to 33 1/3% of its total assets, including the amount borrowed, in connection with repurchases of its shares or tender offers. In addition, short-term credits necessary for settlement of securities transactions are not considered "borrowings."

   The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. In addition, the Fund's policy that the Fund may borrow up to 5% for temporary or emergency purposes and up to 33 1/3% in connection with share repurchases or tender offers would be eliminated. By so amending the investment restriction, the Fund would not unnecessarily limit the Investment Manager if the Investment Manager determines that borrowing is in the best interests of the Fund and its shareholders. In addition, the references to repurchases of shares and tender offers would be eliminated since they are only applicable to closed-end funds. As a general matter, section 18 of the 1940 Act limits a fund's borrowings to not more than 33 1/3% of the fund's total assets, as is provided in the Fund's current investment restriction, although the current restriction limits that use to transactions that are only applicable to closed-end funds. If the Conversion is not approved and this proposed fundamental policy is approved, the Fund would be permitted to borrow for leveraging purposes and as a result would be subject, to a greater degree, to the risks associated with borrowing, as described below.

   The proposed restriction would also permit the Fund to borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting the Fund to borrow money from other funds in Franklin Templeton Investments (the "Inter-Fund Lending and Borrowing Order"). The proposed borrowing restriction would permit the Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other funds in Franklin Templeton Investments at rates that are more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit the Fund to borrow from other affiliated entities, such as the Investment Manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

   Because the proposed borrowing restriction would provide the Fund with additional borrowing flexibility, to the extent that the Fund uses such flexibility, the Fund may be subject to additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

   Issuing Senior Securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities and limits a closed-end fund's ability to issue senior securities, in each case, in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time. The senior securities issued by a closed-end fund may often be a class of preferred stock. A closed-end fund is required to maintain a 300% asset coverage on senior securities after deducting for any dividend, distribution or repurchase of its shares, except only a 200% asset coverage is needed on preferred stock of the fund after deducting for dividends paid.

   SEC staff interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create "senior securities," for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC staff interpretations, when engaging in these types of transactions, an open-end fund must mark on its books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, in order to avoid the creation of a senior security. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities. Such SEC staff positions permitting open-end funds to use segregated assets to avoid creating senior securities has also been applied to closed-end funds. Consequently, a closed-end fund would not be deemed to issue a senior security that requires the 300% asset coverage if it follows the same segregation procedures as an open-end fund with respect to the types of transactions that may be considered to create senior securities described above.

  What effect will amending the current senior securities restriction have on the Fund?

   The current fundamental investment restriction relating to senior securities prohibits the Fund from issuing senior securities, except as provided in the Fund's current fundamental restrictions on borrowing and except that short-term credits necessary for settlement of securities transactions are not considered senior securities.

   The proposed restriction would permit the Fund to issue senior securities as permitted under the 1940 Act and any relevant rule, exemption, or interpretation issued by the SEC. The proposed restriction also would clarify that the Fund may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC staff as not constituting senior securities, such as covered reverse repurchase transactions.

   The Fund has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Moreover, if this sub-proposal is approved and the Conversion is not approved, the Fund will be able to issue preferred stock, commercial paper, or other forms of leverage, although it has no present intention to do so. Therefore, the Board does not anticipate that amending the current restriction will result in additional material risk to the Fund at this time. However, the Fund may initiate the use of these strategies in the future to the extent described in the proposed new restriction. To the extent the Fund does engage in such strategies in the future, it would be subject to the risks associated with leveraging, including reduced total returns and increased volatility. The additional risks to which the Fund may be exposed are limited, however, by the limitations on senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

Sub-Proposal 3b: To amend the Fund's fundamental investment restriction regarding underwriting.

   Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. In addition, under certain circumstances, the Trust may be deemed to be an underwriter of its own securities. The proposed restriction would make clear that the Trust has the ability to sell its own shares after the Conversion, if approved.

  What effect will amending the current underwriting restriction have on the Fund?

   The Fund's current fundamental investment restriction relating to underwriting prohibits the Fund from acting as an underwriter except in connection with the disposition of portfolio securities it owns. The current investment restriction does not provide any clarification regarding whether the Fund may sell its own shares in those limited circumstances where the Fund might be deemed to be an underwriter.

   The proposed restriction relating to underwriting is substantially similar to the Fund's current investment restriction by generally prohibiting the Fund from engaging in underwriting except when disposing of securities it owns. The proposed investment restriction, however, clarifies that the Fund may sell its own shares as an open-end fund. It is not anticipated that the adoption of the proposed restriction would involve additional material risk to the Fund at this time or affect the way the Fund is currently managed or operated other than the changes to its operations contemplated by the proposed Conversion.

Sub-Proposal 3c: To amend the Fund's fundamental investment restriction regarding lending.

   Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loans" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are lending of portfolio securities, entering into repurchase agreements and the purchase of certain debt instruments. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities, enter into securities lending transactions, and enter into repurchase agreements if it provides an exception from the general prohibition.

   Under SEC staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Proposal 3a above.)

  What effect will amending the current lending restriction have on the Fund?

   The Fund's current investment restriction regarding lending prohibits the Fund from making loans, except that the Fund may (1) lend its portfolio securities, (2) purchase and hold debt instruments in accordance with its investment objective and policies, and (3) enter into repurchase agreements.

   The proposed fundamental investment restriction is substantially similar to the Fund's current investment restriction regarding lending; however, the proposed investment restriction provides the Fund with additional flexibility to make loans to affiliated investment companies by permitting the Fund to take advantage of the

Inter-Fund Lending and Borrowing Order described above. These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. The proposed investment restriction would permit the Fund, under certain conditions, to lend cash to other Franklin Templeton funds at rates higher than those that the Fund would receive if the Fund loaned cash to banks through short-term lending transactions, such as repurchase agreements. Management anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and could enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

Sub-Proposal 3d: To amend the Fund's fundamental investment restriction regarding investments in commodities.

   Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

  What effect will amending the current commodities restriction have on the Fund?

   The current fundamental investment restriction on commodities states that the Fund may not purchase or sell commodity contracts except futures contracts as described in the Fund's Prospectus. The proposed investment restriction relating to commodities clarifies that the Fund has the ability to engage in futures contracts and related options. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, the Fund is subject to guidelines established by the Board regarding the use of derivatives. The use of futures contracts can involve substantial risks and, therefore, the Fund would only invest in such futures contracts where the Investment Manager believes such investments are advisable and then only to the extent permitted by guidelines established by the Board. It is not currently intended that the Fund would materially change its use of futures contracts, forward currency contracts and related options. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to commodities would involve additional material risk at this time.

Sub-Proposal 3e: To amend the Fund's fundamental investment restriction regarding investments in real estate.

   Under the 1940 Act, a fund's restriction regarding investment in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The Fund's current fundamental investment restriction relating to real estate prohibits the Fund from investing in real estate, real estate mortgages or real estate limited partnership interests, with two limited exceptions. The first exception permits the Fund to invest in securities secured by real estate or interests therein. The second exception permits the Fund to invest in securities issued by companies that invest in real estate or interests therein.

  What effect will amending the current real estate restriction have on the Fund?

   The proposed restriction would permit the Fund to continue to invest in the two types of real estate investments in which the Fund may currently invest; however, under the proposed restriction the Fund would not be prohibited from investing in real estate limited partnership interests. In addition, the proposed restriction would permit the Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument.

   Modifying the Fund's real estate restriction may expose the Fund to certain risks inherent to these investments, such as relative illiquidity, difficulties in valuation, and greater price volatility. In addition, like other investments of this kind in developing countries, these investments are subject to risk of forfeiture due to governmental action. However, it is not currently intended that the Fund would materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to real estate would involve additional material risk at this time.

Sub-Proposal 3f: To amend the Fund's fundamental investment restriction regarding industry concentration.

   Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC staff takes the position that a fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

  What effect will amending the current industry concentration restriction have on the Fund?

   The proposed concentration policy is substantially the same as the Fund's current policy, except that (i) it modifies the Fund's asset measure (from "total assets" to "net assets") by which concentration is assessed; (ii) slightly increases (from "25% or more" to "more than 25%" the percentage limit on permissible investments and (iii) it expressly references, in a manner consistent with current SEC staff policy, the categories of investments that are excepted from coverage of the restriction. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Fund with investment flexibility that ultimately is expected to help the Fund respond to future legal, regulatory, market or technical changes.

   The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC staff policy. The proposed restriction thus clarifies the types of U.S. government securities in which the Fund may invest. In addition, although the Fund has always been permitted to invest in other investment companies in accordance with the terms of its Prospectus, the proposed restriction now makes explicit that such investments are exempted from the Fund's concentration policy. Even with this modified restriction, however, the Fund would continue to remain subject to the limitations on a fund's investments in other investment companies as set forth in the 1940 Act, its Prospectus and any exemptive orders issued by the SEC. In general, absent such rules or orders from the SEC, the 1940 Act would prohibit the Fund from investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall.

   In addition, the current concentration policy includes the statement that for purposes of the restriction a foreign government is deemed to be an "industry." While the Staff of the SEC continues to take informally the position that a foreign government is an "industry," the Board of Directors proposes to remove such statement from the proposed fundamental policy on concentration in order to retain flexibility should the SEC Staff in the future modify its position.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    THAT YOU VOTE "FOR" SUB-PROPOSALS 3a-3f

PROPOSAL 4:  TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT
             RESTRICTIONS REGARDING PURCHASING ON MARGIN, SHORT SALES AND INVESTING FOR PURPOSES OF EXERCISING CONTROL.

   The Fund's existing investment restrictions, together with those recommended to be eliminated, are detailed in Exhibit C, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." If shareholders approve Proposal 4, the elimination of such investment restrictions will be effective immediately.

  Why is the Board recommending that certain fundamental investment restrictions be eliminated, and what effect will their elimination have on the Fund?

   The Fund's fundamental investment restrictions regarding purchasing securities on margin or engaging in short sales of securities are either restatements of restrictions that are already included within the 1940 Act or are more restrictive than current SEC Staff interpretations. The Fund's fundamental investment restriction regarding investing for purposes of exercising control was originally adopted to comply with state securities laws and regulation. Due to the passage of NSMIA, and changes or clarifications in SEC staff positions, these fundamental restrictions are either no longer required by law or may be more restrictive that what the current laws and regulations require.

   Accordingly, the Investment Manager has recommended, and the Board has determined, that these three restrictions (referred to in this Proposal 4 as the "Restrictions") be eliminated and that their elimination is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental policies that become outdated or inappropriate. Elimination of the Restrictions would also enable the Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Board believes that the elimination of the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund will increased flexibility to pursue its investment objective and will enhance the Investment Manager's ability to manage the Fund's assets in a changing investment environment.

  Which three (3) Restrictions is the Board recommending that the Fund eliminate?

   The Fund currently is subject to three Restrictions that are no longer required by law and were adopted primarily in response to regulatory, business or industry conditions that no longer exist. The exact language of the Restrictions has been included in Exhibit C, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated."

   Purchasing Securities on Margin and Making Short Sales

   The 1940 Act does not require the Fund to adopt a fundamental investment restriction regarding purchasing on margin or making short sales, except to the extent that these transactions may result in the creation of senior securities (as described more fully above). The Fund's current fundamental investment restrictions prohibit the Fund from purchasing securities on margin or engaging in short sales of securities (or maintaining a short position), but do permit the Fund to engage in delayed delivery or when-issued transactions or to make such short term credits as are necessary for the clearance of transactions.

   Because the 1940 Act already contains provisions limiting the ability of the Fund to engage in short sales and purchase securities on margin, the elimination of these fundamental policies is expected to have no impact on the manner in which the Fund is currently managed. Therefore, the Investment Manager does not anticipate that deleting the current restrictions will result in additional material risk to the Fund at this time.

   Investing for Purposes of Exercising Control

   The 1940 Act does not require, and applicable state law no longer requires, that the Fund adopt a fundamental investment restriction prohibiting it from investing in any company for the purpose of exercising control or management. Because the Fund is already subject to certain limitations with respect to how much of a single issuer's voting securities the Fund may acquire, the Board is recommending that this restriction be deleted.

  What are the risks, if any, in eliminating the restrictions?

   The Board does not anticipate that eliminating the Restrictions will result in any additional material risk to the Fund at this time. Although the Fund's Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these three areas will continue to be subject to the limitations of the 1940 Act, or any rule, SEC staff interpretation, or exemptive orders granted under the 1940 Act. Moreover, the Fund does not currently intend to change its present investment practices as a result of eliminating the Restrictions.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL 4

..INFORMATION ABOUT THE FUND

   The Investment Manager. The Investment Manager of the Fund is Templeton Asset Management Ltd. -- Hong Kong branch, a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Fund is FT Services with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. In addition, FT Services and the Fund have entered into a sub-administration agreement with Princeton Administrators, L.P. ("Princeton"), pursuant to which Princeton performs, subject to FT Services' supervision, various administrative functions for the Fund. Princeton is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc., an initial underwriter of the Fund's shares, and its address is P.O. Box 9011, Princeton, New Jersey 08543.

   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Ridgefield Park, New Jersey 07660.

   The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   Recent Litigation. On January 29, 2003, the Fund, together with Templeton Dragon Fund, Inc. ("Dragon Fund"), another closed-end management investment company in Franklin Templeton Investments, and TAML, the investment adviser to the Fund and Dragon Fund, filed a complaint in the United States District Court for the District of Maryland, Northern Division, against Harvard College, Harvard Management Company, Inc. ("Harvard Management"), which is an investment advisor to Harvard College, and Steven Alperin, an officer of Harvard Management (referred to collectively as "Harvard"). The complaint alleged that Harvard violated several provisions of the Federal securities laws and the rules of the SEC related to Harvard's ownership of Fund shares and actions as a shareholder. On February 7, 2003, Harvard counterclaimed, alleging that the Fund, Dragon Fund, TAML and each fund's directors violated certain provisions of the Federal securities laws and SEC rules. Harvard also asserted counterclaims of breach of fiduciary duty under Maryland state law against TAML and each fund's directors. On March 20, 2003, the parties announced a settlement that resulted in, among other things, the dismissal of their litigation claims against each other and the withdrawal of shareholder proposals submitted by Harvard College for the Meeting.

   Dismissal of Lawsuit. Pursuant to the Settlement Agreement between the Fund and Harvard, the complaint brought by the Fund, Dragon Fund and TAML against Harvard, as well as the counterclaims brought by Harvard against the Fund, Dragon Fund, each fund's directors and TAML, were dismissed without prejudice. The parties have also entered into covenants not to sue each other with respect to the claims that were made or could have been made in the litigation absent a breach of the settlement agreements.

   End of Proxy Contest. As part of the settlement, Harvard has agreed to withdraw all of its shareholder proposals for the Meeting. Harvard also will not solicit proxies from shareholders for the Meeting and will not vote any proxies previously received.

   Conversion of the Fund to an Open-End Fund. Harvard announced that it intends to support the Board of Directors' proposal at the Meeting calling for the open-ending of the Fund, with the redemption-in-kind feature described below.

   Harvard also announced that, if and when the Fund open-ends, Harvard College will redeem all of its shares of the Fund within 30 days after the conversion, and that under the settlement it will take its redemption proceeds through a pro rata, in-kind distribution of portfolio investments and available cash. As a result, the Fund will avoid having to sell significant portfolio assets to raise cash to meet Harvard's redemption request--thus limiting the potential adverse effect on the Fund's net asset value per share. Because Harvard College currently owns approximately 30% of the outstanding shares of the Fund, its redemption of those shares may be deemed to result in a change in control of the Fund.

   Representatives of Harvard and the Fund also have agreed to discuss, prior to conversion, steps the Fund might take to minimize any adverse effect on the net asset value per share of the Fund resulting from a need to sell portfolio securities of the Fund to raise cash to satisfy redemption requests.

   Other Matters. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2002, and semi-annual report for the period ended February 28, 2003, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   Principal Shareholders. As of April 16, 2003, the Fund had 16,280,165 shares outstanding and total net assets of $190,465,105. The Fund's shares are listed on the NYSE (Symbol: TCH). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of April 16, 2003, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares, except as shown in the following table:

                                            Amount and Nature        Percent of
  Name and Address of Beneficial Owner   of Beneficial Ownership Outstanding Shares
  ------------------------------------   ----------------------- ------------------
President and Fellows of Harvard College      4,934,600/1/            30.3%/2/
c/o Harvard Management Company, Inc.
600 Atlantic Avenue
Boston, MA 02210

--------
1. The nature of beneficial ownership is sole voting and dispositive power as reported on Schedule 13D (Amendment No. 4), filed with the U.S. Securities and Exchange Commission as of March 21, 2003.
2. As reported on Schedule 13D (Amendment No. 4), filed with the SEC as of March 21, 2003.

   In addition, to the knowledge of the Fund's management, as of April 16, 2003, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. However, Charles B. Johnson, who is Chairman of the Board, Director and an officer of the Fund, and Rupert H. Johnson, Harmon E. Burns and Martin L. Flanagan, who are officers of the Fund, serve on the administrative committee of the Franklin Templeton Profit Sharing and 401(k) Plan, which owns 136,101 shares or approximately 0.84% of the outstanding shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson, Rupert H. Johnson, Harmon E. Burns and Martin L. Flanagan disclaim beneficial ownership of any shares of the Fund owned by the Franklin Templeton Profit Sharing and 401(k) Plan, except to the extent of their pecuniary interest.

..AUDIT COMMITTEE

   The Board has a standing Audit Committee consisting of Messrs. Millsaps (Chairman), Crothers, Hines and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   Selection of Independent Auditors. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for the fiscal year ended August 31, 2002 were $19,243.

   Financial Information Systems Design and Implementation Fees. PwC did not render any services with respect to financial information systems design and implementation during the fiscal year ended August 31, 2002 to the Fund or entities affiliated with the Fund that provide services to the Fund.

   All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund or entities affiliated with the Fund that provide services to the Fund for the fiscal year ended August 31, 2002 were $5,654. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

   Audit Committee Report. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. The charter was filed with the proxy statement for the Fund's 2001 Annual Meeting of Shareholders.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.

   Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2002 for filing with the U.S. Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Fred R. Millsaps (Chairman)
                                          Frank J. Crothers
                                          Andrew H. Hines, Jr.
                                          Constantine D. Tseretopoulos

..FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund has retained D.F. King & Co., Inc. ("D.F. King"), a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost, including out-of-pocket expenses, ranging between $40,000 to $90,000. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, telecopy, facsimile, electronic or oral solicitations. You may receive a telephone call from D.F. King asking you to vote. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   Methods of Tabulation. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, to approve the Conversion, requires the affirmative vote of a majority of the Fund's shares outstanding and entitled to vote as of the record date. Proposal 3, to approve amendments to certain fundamental investment restrictions (including six (6) Sub-Proposals); and Proposal 4, to approve the elimination of certain of the Fund's fundamental investment restrictions, each require the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund; or
(ii) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy.

   Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will have no effect on Proposal 1, which requires a plurality of the Fund's shares present and voting, but will have the same effect as a vote "against" Proposal 2, Sub-Proposals 3a-3f, and Proposal 4.

   Adjournment. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy (whether or not a quorum is present at the Meeting) or the presiding officer of the Fund for the Meeting or the secretary of the Meeting may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or to permit further solicitation of proxies or for any other reason consistent with Maryland law and the Fund's Charter and By-Laws. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules and the Fund's proxy statement for the 2002 annual meeting and its press release dated March 7, 2003.

   Shareholder Proposals. The shareholder vote on the Conversion will dictate the requirements relating to shareholder proposals for the 2004 Annual Meeting of Shareholders. If Fund shareholders approve Proposal 2 and the Conversion is completed, Fund shareholders will hold Advisor Class shares of the Trust. The Trust is not required, and does not intend, to hold regular annual shareholders' meetings. If the Conversion is approved and completed, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of the Trust's shareholders should send their written proposals to the Fund's offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so they are received within a reasonable time before any such meeting.

   If Fund shareholders do not approve the Conversion, the Fund will not be converted into an open-end fund organized as a Delaware statutory trust and the Fund's By-Laws, in addition to the proxy rules under the federal securities laws, will govern shareholder proposals. In such an event, the Fund anticipates that its next annual meeting will be held in March 2004. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2004 Annual Meeting of Shareholders must send such written proposal to the Fund's offices, 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received no later than October 16, 2003 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by October 16, 2003, as described above, may nonetheless present a proposal at the Fund's 2004 Annual Meeting of Shareholders if such shareholder notifies the Fund at the Fund's office of such proposal by December 30, 2003. If a shareholder fails to give notice by this date, then the persons designated as proxy holders for proxies solicited by the Board of Directors for the 2004 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

   A shareholder proposal may be presented at the 2004 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.


                                          By Order of the Board of Directors,

                                          Barbara J. Green
                                          Secretary

April 28, 2003

                                   EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION
                   BETWEEN TEMPLETON CHINA WORLD FUND, INC.
                        AND TEMPLETON CHINA WORLD FUND

   This Agreement and Plan of Reorganization ("Agreement") is made as of this 25th day of February, 2003 by and between Templeton China World Fund, a Delaware statutory trust that is being registered as an open-end management investment company ("Trust"), and Templeton China World Fund, Inc., a Maryland corporation and a registered closed-end management investment company ("Fund") (the Trust and the Fund are hereinafter collectively referred to as the "parties").

   In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.   Plan of Reorganization.

   (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the Trust at the closing provided for in Section 2 hereof (hereinafter referred to as the "Closing") all of the Fund's then-existing assets. In consideration thereof, the Trust agrees at the Closing to: (i) assume and pay when due, to the extent that there exist Fund obligations and liabilities on or after the Closing on the Effective Date of the Reorganization (as defined in Section 2 hereof), all of such obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, such obligations and liabilities of the Fund to become the obligations and liabilities of the Trust; (ii) adopt as its own the Fund's Notification of Registration on Form N-8A ("Form N-8A") for purposes of the Investment Company Act of 1940, as amended ("1940 Act"); (iii) file with the U.S. Securities and Exchange Commission (the "Commission") an amendment to such Form N-8A pursuant to Section 8(a) of the 1940 Act; and (iv) deliver, in accordance with paragraph
(b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the Trust - Advisor Class ("Trust Shares"), equal in number to the number of full and fractional shares of common stock, $.01 par value per share, of the Fund outstanding immediately prior to the Closing on the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Fund shall distribute to its shareholders the Trust Shares in accordance with this Agreement and the resolutions of the board of directors of the Fund (the "Board of Directors") authorizing the transactions contemplated by this Agreement.

   (b) In order to effect the delivery of Trust Shares described in Section 1(a)(iv) hereof, the Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account Trust Shares equal to the number of full and fractional shares such shareholder holds in the Fund at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the Effective Date of the Reorganization. Fractional Trust Shares will be carried to the third decimal place. At the close of regular trading on the NYSE on the Effective Date of the Reorganization, the net asset value per share of Trust Shares shall be deemed to be the same as the net asset value per share of the common stock of the Fund. Upon the Closing on the Effective Date of the Reorganization, each certificate representing shares of the Fund will be deemed to represent the same number of Trust Shares. Simultaneously with the crediting of the Trust Shares to the shareholders of record of the Fund, the shares of common stock of the Fund held by such shareholders shall be cancelled. Shareholders of the Fund will have the right to deliver their share certificates of the Fund in exchange for share certificates of the Trust. However, a shareholder need not deliver such certificates to the Trust unless the shareholder so desires.

   (c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary actions to: (i) withdraw its shares from listing on the NYSE, including making any necessary filings; and (ii) effect a complete dissolution of the Fund under Maryland law.

   (d) The expenses of entering into and carrying out the Agreement will be borne by the Fund.

2.   Closing and Effective Date of the Reorganization.

   The Closing shall consist of (i) the conveyance, transfer and delivery of the Fund's assets to the Trust, in exchange for the assumption and payment, when due, by the Trust of the Fund's obligations and liabilities; (ii) the adoption by the Trust as its own of the Fund's Form N-8A for purposes of the 1940 Act; (iii) the filing with the Commission of an amendment to such Form N-8A pursuant to Section 8(a) of the 1940 Act containing such amendments to the Form N-8A as are determined by the board of trustees of the Trust (the "Board of Trustees") to be necessary and appropriate as a result of the transactions contemplated by this Agreement; and (iv) the issuance and delivery of the Trust Shares in accordance with Section 1 hereof, together with related acts necessary to consummate such transactions. The Closing shall occur at the close of regular trading on the NYSE either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree (in the case of either (a) or (b), the "Effective Date of the Reorganization").

3.   Conditions Precedent.

   The obligations of the Fund and the Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

      (a) Such authority and orders from the Commission, state securities commissions and the NYSE as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

      (b) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the States of Delaware and Maryland, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or the shareholders of the Fund or the Trust;

      (c) The Fund shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that: (i) the Trust is a statutory trust duly formed and in good standing under the laws of the State of Delaware; (ii) effective upon the Closing the Trust is an open-end investment company of the management type registered under the 1940 Act; (iii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms; and
   (iv) the Trust Shares to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust;

      (d) The Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Trust, to the effect that: (i) the Fund is incorporated, validly existing and in good standing under the laws of the State of Maryland; (ii) immediately prior to the Closing the Fund is a closed-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms;

      (e) The Trust Shares to be delivered under this Agreement shall be eligible for sale with each state commission, agency or jurisdiction with which such eligibility is required in order to permit Trust Shares lawfully to be delivered to each shareholder of the Fund on the Effective Date of the Reorganization;

      (f) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Directors and the shareholders of the Fund;

      (g) The shareholders of the Fund shall have approved the transactions contemplated by this Agreement, which approval is deemed to be approval to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of the Trust, to:

          (1) Elect as trustees of the Trust the following individuals: Harris
       J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Constantine D. Tseretopoulos; and

          (2) Approve an Investment Management Agreement between Templeton Asset Management Ltd. ("TAML") and the Trust, which is substantially identical to the then-current Investment Management Agreement between TAML and the Fund, including an Addendum Pursuant to Section 6.2 of the Code of Conduct of the Hong Kong Securities & Futures Commission;

      (h) The Board of Trustees shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions by unanimous consent or, where required, at a meeting duly called for such purposes:

          (1) Approval of the Investment Management Agreement described in paragraph (g)(2) of this Section 3 for the Trust;

          (2) Approval of a Distribution Agreement between the Trust and Franklin/Templeton Distributors, Inc.;

          (3) Approval of a Form of Dealer Agreement between Franklin/Templeton Distributors, Inc. and securities dealers dated March 1, 1998, including the Amendment to the Form of Dealer Agreement, dated May 15, 1998;

          (4) Approval and adoption of a Multiple Class Plan for the Trust pursuant to Rule 18f-3 under the 1940 Act;

          (5) Approval, creation and designation of Class A, Class B, Class C, Class R and Advisor Class shares of the Trust;

          (6) Approval and adoption of a Class A Distribution Plan, Class B Distribution Plan, Class C Distribution Plan and Class R Distribution Plan for the Trust pursuant to Rule 12b-1 under the 1940 Act;

          (7) Approval of a Transfer Agency Agreement between the Trust and Franklin Templeton Investor Services, LLC;

          (8) Approval of the assignment to the Trust of the Fund's Custody Agreement dated September 7, 1993 (the "Custody Agreement"), with The Chase Manhattan Bank, N.A. (now JPMorgan Chase Bank), including the Amendment to the Custody Agreement, dated March 2, 1998, Amendment No. 2 to the Custody Agreement, dated July 23, 1998 and Amendment No. 3 to the Custody Agreement, dated as of May 1, 2001;

          (9) Approval of a Fund Administration Agreement between the Trust and Franklin Templeton Services, LLC;

          (10) Selection of PricewaterhouseCoopers LLP as the Trust's independent auditors for the fiscal year ending August 31, 2003;

          (11) Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of each class of shares of beneficial interest of the Trust to the Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (g) of this
       Section 3;

          (12) Submission of the matters referred to in paragraph (g) of this
       Section 3 to the Fund as sole shareholder of the Trust;

          (13) Authorization of the filing by the Trust with the Commission prior to the Effective Date of the Reorganization a registration statement on Form N-1A; and

          (14) Authorization of the issuance and delivery by the Trust of its Trust Shares on the Effective Date of the Reorganization and the assumption by the Trust of the obligations and liabilities of the Fund in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

      (i) The officers of the Trust shall have filed, or caused to be filed, with the Commission a registration statement on Form N-1A, and such registration statement shall have become effective prior to the Closing, and no stop order suspending the effectiveness of such registration statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated).

   At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Directors or the Board of Trustees, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded to its shareholders under this Agreement.

4.   Dissolution of the Fund.

   Promptly following the consummation of the distribution of the Trust Shares to holders of Fund common stock under this Agreement, the officers of the Fund shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the State Department of Assessments and Taxation of Maryland of Articles of Dissolution.

5.   Redemption Fee.

   The Fund and the Trust each agrees that, before the Closing, its Board shall approve by appropriate action the imposition by the Trust of a 2% redemption fee on those Trust Shares issued pursuant to this Agreement to shareholders of the Fund in exchange for their Fund shares that are redeemed or exchanged out of the Trust within six (6) months after the Effective Date of the Reorganization.

6.   Termination.

   The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

7.   Entire Agreement.

   This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

8.   Further Assurances.

   The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

9.   Counterparts.

   This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

10.   Governing Law.

   This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

   IN WITNESS WHEREOF, the Trust and the Fund have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                            TEMPLETON CHINA WORLD FUND, INC.
                                                 (a Maryland corporation)
Attest: /s/  Lori A. Weber                  By:     /s/  David P. Goss
        ----------------------------------          ----------------------------------
        Name:  Lori A. Weber                        Name:  David P. Goss
        Title:   Assistant Secretary                Title:   Vice President and
                                                      Assistant Secretary

                                            TEMPLETON CHINA WORLD FUND
                                                 (a Delaware statutory trust)
Attest: /s/  Lori A. Weber                  By:     /s/  Barbara J. Green
        ----------------------------------          ----------------------------------
        Name:  Lori A. Weber                        Name:  Barbara J. Green
        Title:   Assistant Secretary                Title:   Vice President and
                                                    Secretary

                                   EXHIBIT B

               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                               A Comparison of:

                The Law Governing Delaware Statutory Trusts and
      The Charter Documents of Templeton China World Fund Under Such Law

                                     With

                  The Law Governing Maryland Corporations and
   The Charter Documents of Templeton China World Fund, Inc. Under Such Law

                                    Delaware Statutory Trust
                                    ------------------------
Governing        A Delaware statutory trust (a "DST") is formed by a
Documents/       governing instrument and the filing of a certificate of trust
Governing Body   with the Delaware Secretary of State ("Secretary of State").
                 The Delaware law governing a DST is referred to in this
                 analysis as the "Delaware Act."


                 A DST is an unincorporated association organized under the Delaware Act whose operations are governed by its governing instrument (which may consist of one or more instruments). Its business and affairs are managed by or under the direction of one or more trustees.



                 The governing instrument for the DST, Templeton China
                 World Fund (the "Trust"), is comprised of an agreement and declaration of trust ("Declaration") and by-laws ("By-
                 Laws"). The Trust's governing body is a board of trustees
                 (the "board" or "board of trustees" or collectively, the "trustees").

                 Each trustee of the Trust shall hold office for the lifetime of the Trust or until such Trustee's earlier death, resignation, removal or inability otherwise to serve, or, if sooner than any such events, until the next meeting of shareholders called for the purpose of electing trustees or consent of shareholders in lieu thereof for the election of trustees, and until the election and qualification of his or her successor.







Designation of   Under the Delaware Act, the ownership interests in a DST
Ownership Shares are denominated as "beneficial interests" and are held by
or Interests     "beneficial owners." However, there is flexibility as to how a governing instrument refers to "beneficial interests" and
                 "beneficial owners" and the governing instrument may
                 identify "beneficial interests" and "beneficial owners" as
                 "shares" and "shareholders," respectively.

                   Delaware Statutory Trust                                       Maryland Corporation
                   ------------------------                                       --------------------
A Delaware statutory trust (a "DST") is formed by a             A Maryland corporation is created by filing articles
governing instrument and the filing of a certificate of trust   of incorporation with the Maryland State
with the Delaware Secretary of State ("Secretary of State").    Department of Assessments and Taxation
The Delaware law governing a DST is referred to in this         ("MSDAT"). The Maryland law governing
analysis as the "Delaware Act."                                 corporations is referred to in this analysis as
                                                                "Maryland Law."

A DST is an unincorporated association organized under the      A corporation is incorporated under the Maryland
Delaware Act whose operations are governed by its               Law. A corporation's operations are governed by its
governing instrument (which may consist of one or more          charter and by-laws, and its business and affairs are
instruments). Its business and affairs are managed by or        managed by or under the direction of a board of
under the direction of one or more trustees.                    directors (the "board" or "board of directors" or
                                                                collectively, the "directors"). No public filing of the
                                                                by-laws is required.

The governing instrument for the DST, Templeton China           Templeton China World Fund, Inc., a Maryland
World Fund (the "Trust"), is comprised of an agreement and      corporation, is referred to in this analysis as the
declaration of trust ("Declaration") and by-laws ("By-          "Corporation." The Corporation is governed by its
Laws"). The Trust's governing body is a board of trustees       charter ("Charter") and by-laws ("By-Laws") and
(the "board" or "board of trustees" or collectively, the        the Corporation's governing body is a board of
"trustees").                                                    directors.

Each trustee of the Trust shall hold office for the lifetime of The board of directors of the Corporation is divided
the Trust or until such Trustee's earlier death, resignation,   into three classes, each class having a term of three
removal or inability otherwise to serve, or, if sooner than     years. At the annual meeting of stockholders in each
any such events, until the next meeting of shareholders         year after the directors were first elected, the term of
called for the purpose of electing trustees or consent of       one class shall expire and the directors chosen to
shareholders in lieu thereof for the election of trustees, and  succeed those whose terms are expiring shall be of
until the election and qualification of his or her successor.   the same class, and shall be elected for a term
                                                                expiring at the third succeeding annual meeting of
                                                                stockholders, or thereafter in each case when their
                                                                respective successors are elected and qualified. The
                                                                number of directorships are apportioned among the
                                                                classes so as to maintain the classes as nearly equal
                                                                in number as possible.

Under the Delaware Act, the ownership interests in a DST        Equity securities of a corporation are generally
are denominated as "beneficial interests" and are held by       denominated as shares of stock. Record owners of
"beneficial owners." However, there is flexibility as to how    shares of stock are stockholders. Generally, equity
a governing instrument refers to "beneficial interests" and     securities that have voting rights and are entitled to
"beneficial owners" and the governing instrument may            the residual assets of the corporation, after payment
identify "beneficial interests" and "beneficial owners" as      of liabilities, are referred to as "common stock."
"shares" and "shareholders," respectively.

                                 Delaware Statutory Trust
                                 ------------------------
              The Trust's beneficial interests, without par value, are
              designated as "shares" and its beneficial owners are
              designated as "shareholders." This analysis will use the
              "share" and "shareholder" terminology.

Series and    Under the Delaware Act, the governing instrument may
Classes       provide for classes, groups or series of shares, shareholders or trustees, having such relative rights, powers and duties as set forth in the governing instrument. Such series, classes or groups may be described in the DST's governing instrument
              or in resolutions adopted by its trustees. No state filing is necessary and, unless required by the governing instrument, shareholder approval is not needed. Except to the extent
              otherwise provided in the governing instrument of a DST,
              where the statutory trust is a registered investment company under the Investment Company Act of 1940, as amended
              (the "1940 Act"), any class, group or series of shares
              established by the governing instrument shall be a class,
              group or series preferred as to distributions or dividends over all other classes, groups or series with respect to assets specifically allocated to such class, group or series as
              contemplated by Section 18 (or any amendment or
              successor provision) of the 1940 Act and any regulations
              issued thereunder.




              The Declaration authorizes the board of trustees to divide the Trust's shares into separate and distinct series and to divide a series into separate classes of shares as permitted by the Delaware Act. Such series and classes will have the rights, powers and duties set forth in the Declaration unless otherwise provided in resolutions of the board with respect to such series or class.

Amendments to The Delaware Act provides broad flexibility as to the
Governing     manner of amending and/or restating the governing
Documents     instrument of a DST. Amendments to the Declaration that
              do not change the information in the DST's certificate of
              trust are not required to be filed with the Secretary of State.


              Declaration of Trust
              The Declaration may be restated and/or amended at any time by a written instrument signed by a majority of the board of trustees and, if required by the Declaration, the 1940 Act or any securities exchange on which outstanding shares are listed for trading, by approval of such amendment by the shareholders, by the affirmative "vote of a majority of the outstanding voting securities" (as defined in the 1940
              Act) of the Trust entitled to vote at a shareholders' meeting at which a quorum is present, subject to Article III, Section
              6 of the Declaration relating to voting by series and classes.









                   Delaware Statutory Trust                                       Maryland Corporation
                   ------------------------                                       --------------------
The Trust's beneficial interests, without par value, are        The Corporation's equity securities are shares of
designated as "shares" and its beneficial owners are            common stock, par value $0.01 per share, and the
designated as "shareholders." This analysis will use the        owners of such stock are "stockholders."
"share" and "shareholder" terminology.

Under the Delaware Act, the governing instrument may            The Maryland Law permits a corporation to issue
provide for classes, groups or series of shares, shareholders   one or more series and classes of stock. If the stock
or trustees, having such relative rights, powers and duties as  is to be divided into series or classes, the charter set forth in the governing instrument. Such series, classes or  must describe each series and class, including any
groups may be described in the DST's governing instrument       preferences, conversion or other rights, voting
or in resolutions adopted by its trustees. No state filing is   powers, restrictions, limitations as to dividends,
necessary and, unless required by the governing instrument,     qualifications and terms or conditions of redemption
shareholder approval is not needed. Except to the extent        among such classes and series. To change the terms
otherwise provided in the governing instrument of a DST,        of an existing series or class or create a new series or
where the statutory trust is a registered investment company    class, the charter must be amended. Generally,
under the Investment Company Act of 1940, as amended            amendments to the charter must receive board and
(the "1940 Act"), any class, group or series of shares          stockholder approval.
established by the governing instrument shall be a class,
group or series preferred as to distributions or dividends      Under Maryland Law, the charter may also authorize
over all other classes, groups or series with respect to assets the board to classify or reclassify any unissued stock
specifically allocated to such class, group or series as        from time to time, without stockholder approval, by
contemplated by Section 18 (or any amendment or                 setting or changing the preferences, conversion or
successor provision) of the 1940 Act and any regulations        other rights, voting powers, restrictions, limitations
issued thereunder.                                              as to dividends, qualifications, or terms and
                                                                conditions of redemption, by filing articles
                                                                supplementary to the charter with the Maryland
                                                                State Department of Assessments and Taxation.

The Declaration authorizes the board of trustees to divide      The Charter does not classify or authorize the board
the Trust's shares into separate and distinct series and to     to classify the Corporation's stock.
divide a series into separate classes of shares as permitted by the Delaware Act. Such series and classes will have the
rights, powers and duties set forth in the Declaration unless otherwise provided in resolutions of the board with respect
to such series or class.

The Delaware Act provides broad flexibility as to the           Under Maryland Law, amendments to the charter
manner of amending and/or restating the governing               must generally be approved by the board and by the
instrument of a DST. Amendments to the Declaration that         affirmative vote of two-thirds of all votes entitled to
do not change the information in the DST's certificate of       be cast (unless the charter permits amendment by a
trust are not required to be filed with the Secretary of State. higher or lesser proportion of the voting stock, but not less than a majority of the shares outstanding).

Declaration of Trust                                            Charter
The Declaration may be restated and/or amended at any           The Charter provides that the Charter may be
time by a written instrument signed by a majority of the        amended, altered, repealed, or added to upon vote of
board of trustees and, if required by the Declaration, the      holders of a majority of the shares outstanding and
1940 Act or any securities exchange on which outstanding        entitled to vote thereon, except that amendment or
shares are listed for trading, by approval of such amendment    repeal of provisions pertaining to the number of
by the shareholders, by the affirmative "vote of a majority     directors and classification, removal of directors,
of the outstanding voting securities" (as defined in the 1940   directors' liability, indemnification, reorganizations,
Act) of the Trust entitled to vote at a shareholders' meeting   dissolution or conversion to open-end company, and
at which a quorum is present, subject to Article III, Section   amendments to the Charter require the affirmative
6 of the Declaration relating to voting by series and classes.  vote of the holders of at least 66 2/3% of the outstanding shares entitled to vote, unless such
                                                                action has previously been approved by the
                                                                affirmative vote of two-thirds of the board of
                                                                directors. Upon such a two-thirds vote by the board
                                                                of directors, such provisions may be amended upon
                                                                the vote of holders of a majority of the shares
                                                                outstanding and entitled to vote thereon (the general
                                                                vote needed to amend the other provisions of the
                                                                Charter).

                                    Delaware Statutory Trust
                                    ------------------------
                  By-Laws
                  The By-Laws may be amended, restated or repealed or new
                  By-Laws may be adopted by the affirmative vote of a
                  majority of the outstanding shares entitled to vote. The By-
                  Laws may also be amended, restated or repealed or new By-
                  Laws may be adopted by the board of trustees, by a vote of a majority of the trustees present at a meeting at which a quorum is present

                  Certificate of Trust
                  Pursuant to the Declaration, amendments and/or restatements of the certificate of trust shall be made at any time by the board of trustees, without approval of the shareholders, to correct any inaccuracy contained therein.
                  Any such amendments/restatements of the certificate of trust must be executed by at least one (1) trustee and filed with the Secretary of State in order to become effective.







Preemptive Rights Under the Delaware Act, a governing instrument may and Redemption of contain any provision relating to the rights, duties and
Shares obligations of the shareholders. Unless otherwise provided in the governing instrument, a shareholder shall have no preemptive right to subscribe to any additional issue of shares or another interest in a DST.

                  The Declaration provides that no shareholder shall have the preemptive or other right to subscribe for new or additional shares or other securities issued by the Trust or any series thereof.

                  Unless otherwise provided in the Trust's prospectus relating to the outstanding shares, as such prospectus may be amended from time to time, the Trust shall purchase the outstanding shares offered by any shareholder for redemption upon such shareholder's compliance with the procedures set forth in the Declaration and/or such other procedures as the board may authorize. The Trust shall pay the net asset value for such outstanding shares, in accordance with the Declaration, the By-Laws, the 1940 Act and other applicable law. The Trust's payments for such outstanding shares shall be made in cash, but may, at the option of the board of trustees or an authorized officer, be made in kind or partially in cash and partially in kind. In addition, at the option of the board of trustees, the Trust may, from time to time, without the vote of the shareholders, but subject to the 1940 Act, redeem outstanding shares or authorize the closing of any shareholder account, subject to such conditions as may be established by the board of trustees.

                  Delaware Statutory Trust                                      Maryland Corporation
                  ------------------------                                      --------------------
By-Laws                                                       By-Laws
The By-Laws may be amended, restated or repealed or new       Under Maryland Law, after the organizational
By-Laws may be adopted by the affirmative vote of a           meeting, the power to adopt, alter or repeal the by-
majority of the outstanding shares entitled to vote. The By-  laws is vested in the stockholders, except to the
Laws may also be amended, restated or repealed or new By-     extent that the charter or by-laws vest such power in
Laws may be adopted by the board of trustees, by a vote of    the board.
a majority of the trustees present at a meeting at which a
quorum is present                                             The By-Laws may be adopted, amended or repealed
                                                              by "vote of the holders of a majority of the
Certificate of Trust                                          [Corporation's] stock" (as defined in the 1940 Act);
Pursuant to the Declaration, amendments and/or                except that provisions in the By-Laws regarding
restatements of the certificate of trust shall be made at any increasing/decreasing the number of directors and
time by the board of trustees, without approval of the        removal of directors may be amended only by the
shareholders, to correct any inaccuracy contained therein.    vote of the holders of 75% of the common stock,
Any such amendments/restatements of the certificate of trust  unless the amendment is approved by the affirmative
must be executed by at least one (1) trustee and filed with   vote of two-thirds of the total number of directors
the Secretary of State in order to become effective.          fixed in accordance with the By-Laws, in which case
                                                              the affirmative vote of a majority of the outstanding
                                                              shares is required. Directors may adopt, amend or
                                                              repeal By-Laws (not inconsistent with any By-Law
                                                              adopted, amended or repealed by stockholders) by
                                                              majority vote of all of the directors in office, subject
                                                              to applicable law.

Under the Delaware Act, a governing instrument may            Under Maryland Law, a stockholder does not have
contain any provision relating to the rights, duties and      preemptive rights unless the charter expressly grants
obligations of the shareholders. Unless otherwise provided    such rights.
in the governing instrument, a shareholder shall have no
preemptive right to subscribe to any additional issue of      The Corporation does not provide shareholders with
shares or another interest in a DST.                          preemptive rights.

The Declaration provides that no shareholder shall have the   Shareholders of the Corporation do not have
preemptive or other right to subscribe for new or additional  redemption rights.
shares or other securities issued by the Trust or any series thereof.

Unless otherwise provided in the Trust's prospectus relating to the outstanding shares, as such prospectus may be amended from time to time, the Trust shall purchase the outstanding shares offered by any shareholder for redemption upon such shareholder's compliance with the procedures set forth in the Declaration and/or such other procedures as the board may authorize. The Trust shall pay the net asset value for such outstanding shares, in accordance with the Declaration, the By-Laws, the 1940 Act and other applicable law. The Trust's payments for such outstanding shares shall be made in cash, but may, at the option of the board of trustees or an authorized officer, be made in kind or partially in cash and partially in kind. In addition, at the option of the board of trustees, the Trust may, from time to time, without the vote of the shareholders, but subject to the 1940 Act, redeem outstanding shares or authorize the closing of any shareholder account, subject to such conditions as may be established by the board of trustees.

                                      Delaware Statutory Trust
                                      ------------------------
Dissolution and    The Trust shall be dissolved upon the first to occur of the
Termination Events following:
                   (i) upon the vote of the holders of a majority of the
                   outstanding shares of the Trust entitled to vote; (ii) at the discretion of the board of trustees at any time there are no shares outstanding of the Trust; (iii) upon the sale,
                   conveyance and transfer of all of the assets of the Trust to another entity; or (iv) upon the occurrence of a dissolution or termination event pursuant to any provision of the
                   Delaware Act.

                   A particular series shall be dissolved upon the first to occur of the following:
                   (i) upon the vote of the holders of a majority of the outstanding shares of that series entitled to vote; (ii) at the discretion of the board of trustees at any time there are no shares outstanding of that series; (iii) upon any event that causes the dissolution of the Trust.


                   A particular class shall be terminated upon the first to occur of the following:
                   (i) upon the vote of the holders of a majority of the outstanding shares of that class entitled to vote; (ii) at the discretion of the board of trustees at any time there are no shares outstanding of that class; or (iii) upon the dissolution of the series of which the class is a part.

Liquidation upon   Under the Delaware Act, a DST that has dissolved shall first
Dissolution        pay or make reasonable provision to pay all known claims
                   and obligations, including those that are contingent,
                   conditional and unmatured, and all known claims and
                   obligations for which the claimant is unknown. Any
                   remaining assets shall be distributed to the shareholders or as otherwise provided in the governing instrument.

                   Under the Delaware Act, a series that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing instrument.

                   The Declaration provides that any remaining assets of the dissolved Trust and/or each series thereof (or the particular dissolved series, as the case may be) shall be distributed to the shareholders of the Trust and/or each series thereof (or the particular dissolved series, as the case may be) ratably according to the number of outstanding shares of the Trust and/or such series thereof (or the particular dissolved series, as the case may be) held of record by the several shareholders on the date for such dissolution distribution;
                   provided, however, that if the outstanding shares of a series are divided into classes, any remaining assets held with respect to such series shall be distributed to each class of such series according to the net asset value computed for such class and within such particular class, shall be distributed ratably to the shareholders of such class according to the number of outstanding shares of such class held of record by the several shareholders on the date for such dissolution distribution.

                   Delaware Statutory Trust                                      Maryland Corporation
                   ------------------------                                      --------------------
The Trust shall be dissolved upon the first to occur of the     See Voting Rights, Meetings, Notice, Quorum,
following:                                                      Record Dates and Proxies--Stockholder Vote for
(i) upon the vote of the holders of a majority of the           the Maryland Law as to the stockholder vote
outstanding shares of the Trust entitled to vote; (ii) at the   required to voluntarily dissolve a corporation.
discretion of the board of trustees at any time there are no
shares outstanding of the Trust; (iii) upon the sale,           Depending on the grounds for involuntary
conveyance and transfer of all of the assets of the Trust to    dissolution, under Maryland Law (i) stockholders
another entity; or (iv) upon the occurrence of a dissolution    entitled to cast at least 25% of all the votes entitled
or termination event pursuant to any provision of the           to be cast in the election of directors; (ii) any
Delaware Act.                                                   stockholder entitled to vote in the election of
                                                                directors; or (iii) any stockholder or creditor of the
A particular series shall be dissolved upon the first to occur  corporation, may petition a court of equity to
of the following:                                               dissolve the corporation.
(i) upon the vote of the holders of a majority of the
outstanding shares of that series entitled to vote; (ii) at the See Voting Rights, Meetings, Notice, Quorum,
discretion of the board of trustees at any time there are no    Record Dates and Proxies--Stockholder Vote on
shares outstanding of that series; (iii) upon any event that    Certain Transactions for the stockholder vote
causes the dissolution of the Trust.                            required under the Charter to voluntarily dissolve the
                                                                Corporation.

A particular class shall be terminated upon the first to occur of the following:
(i) upon the vote of the holders of a majority of the outstanding shares of that class entitled to vote; (ii) at the discretion of the board of trustees at any time there are no shares outstanding of that class; or (iii) upon the dissolution of the series of which the class is a part.

Under the Delaware Act, a DST that has dissolved shall first    Under Maryland Law, a corporation that has
pay or make reasonable provision to pay all known claims        voluntarily dissolved shall pay, satisfy and discharge
and obligations, including those that are contingent,           the existing debts and obligations of the corporation,
conditional and unmatured, and all known claims and             including necessary expenses of liquidation, before
obligations for which the claimant is unknown. Any              distributing the remaining assets to the stockholders.
remaining assets shall be distributed to the shareholders or as otherwise provided in the governing instrument.

Under the Delaware Act, a series that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing instrument.

The Declaration provides that any remaining assets of the dissolved Trust and/or each series thereof (or the particular dissolved series, as the case may be) shall be distributed to the shareholders of the Trust and/or each series thereof (or the particular dissolved series, as the case may be) ratably according to the number of outstanding shares of the Trust and/or such series thereof (or the particular dissolved series, as the case may be) held of record by the several shareholders on the date for such dissolution distribution;
provided, however, that if the outstanding shares of a series are divided into classes, any remaining assets held with respect to such series shall be distributed to each class of such series according to the net asset value computed for such class and within such particular class, shall be distributed ratably to the shareholders of such class according to the number of outstanding shares of such class held of record by the several shareholders on the date for such dissolution distribution.

                                     Delaware Statutory Trust
                                     ------------------------
Voting Rights,    Under the Delaware Act, the governing instrument may set
Meetings, Notice, forth any provision relating to trustee and shareholder
Quorum, Record    voting rights, including the withholding of such rights from
Dates and Proxies certain trustees or shareholders. If voting rights are granted, the governing instrument may contain any provision relating to meetings, notice requirements, written consents, record dates, quorum requirements, voting by proxy and any other
                  matter pertaining to the exercise of voting rights. The
                  governing instrument may also provide for the
                  establishment of record dates for allocations and
                  distributions by the DST.

                  One Vote Per Share
                  Subject to Article III, Section 6 of the Declaration relating to voting by series and classes, the Declaration provides that each outstanding share is entitled to one vote and each outstanding fractional share is entitled to a fractional vote.









                  Voting by Series
                  In addition, the Declaration provides that all outstanding shares of the Trust entitled to vote on a matter shall vote on the matter, separately by series and, if applicable, by class, provided that: (1) where the 1940 Act requires all outstanding shares of the Trust to be voted in the aggregate without differentiation between the separate series or classes, then all of the Trust's outstanding shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.

                   Delaware Statutory Trust                                     Maryland Corporation
                   ------------------------                                     --------------------
Under the Delaware Act, the governing instrument may set
forth any provision relating to trustee and shareholder
voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing instrument may contain any provision relating
to meetings, notice requirements, written consents, record
dates, quorum requirements, voting by proxy and any other
matter pertaining to the exercise of voting rights. The
governing instrument may also provide for the
establishment of record dates for allocations and
distributions by the DST.

One Vote Per Share                                              One Vote Per Share
Subject to Article III, Section 6 of the Declaration relating   Under Maryland Law, unless a corporation's charter
to voting by series and classes, the Declaration provides that  provides for a greater or lesser number of votes per
each outstanding share is entitled to one vote and each         share, or limits or denies voting rights, each
outstanding fractional share is entitled to a fractional vote.  outstanding share of stock is entitled to one vote on each matter submitted to a vote at a meeting of
                                                                stockholders. A corporation may issue fractional
                                                                shares of stock.

                                                                The Charter provides that each outstanding share of
                                                                stock is entitled to one vote and each outstanding
                                                                fractional share of stock is entitled to a fractional
                                                                vote.

Voting by Series
In addition, the Declaration provides that all outstanding shares of the Trust entitled to vote on a matter shall vote on the matter, separately by series and, if applicable, by class, provided that: (1) where the 1940 Act requires all outstanding shares of the Trust to be voted in the aggregate without differentiation between the separate series or classes, then all of the Trust's outstanding shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.

                    Delaware Statutory Trust                                     Maryland Corporation
                    ------------------------                                     --------------------

  Shareholders' Meetings                                        Stockholders' Meetings
  The Delaware Act does not mandate annual shareholders'        Under Maryland Law, every corporation must hold
  meetings. Therefore, the By-Laws authorize the calling of a   an annual stockholders' meeting to elect directors
  shareholders' meeting (i) when deemed necessary or            and transact other business, except that the charter or
  desirable by the board of trustees; or (ii) to the extent     by-laws of a corporation registered under the 1940
  permitted by the 1940 Act, by the chairperson of the board,   Act may provide that an annual meeting is not
  or at the request of holders of 10% of the outstanding shares required in any year in which the election of
  if such shareholders pay the reasonably estimated cost of     directors is not required by the 1940 Act. Maryland
  preparing and mailing the notice thereof, for the purpose of  Law authorizes, and permits the charter and By-
  electing trustees. However, no meeting may be called at the   Laws to authorize, certain persons to call special
  request of shareholders to consider any matter that is        meetings of stockholders.
  substantially the same as a matter voted upon at a
  shareholders' meeting held during the preceding twelve        The By-Laws require annual meetings for the
  (12) months, unless requested by holders of a majority of     election of directors and the transaction of other
  all outstanding shares entitled to vote at such meeting.      business. The By-Laws also authorize the calling of
                                                                a special meeting, unless otherwise "prescribed" by
                                                                statute or the Charter, by the board or the president,
                                                                and shall be called by the president or the secretary
                                                                upon the written request of a majority of the
                                                                directors or at the written request of stockholders
                                                                owning 10% "in amount of the entire capital stock"
                                                                of the Corporation then issued and outstanding, if
                                                                the stockholders requesting such meeting pay the
                                                                reasonably estimated cost of preparing and mailing
                                                                the notice thereof. However, no special meeting will
                                                                be called at the request of stockholders to consider
                                                                any matter that is substantially the same as a matter
                                                                voted upon at a stockholders' special meeting held
                                                                during the preceding 12 months, unless requested by
                                                                holders of a majority of all outstanding shares
                                                                entitled to vote at such meeting.

  Record Dates                                                  Record Dates
  In order to determine the shareholders entitled to notice of, Under Maryland Law, unless the by-laws otherwise
  and to vote at, a shareholders' meeting, the Declaration      provide, the board may set a record date, which date
  authorizes the board of trustees to fix a record date. The    must be set within the parameters outlined by the
  record date may not precede the date on which it is fixed by  Maryland statute, for determining stockholders
  the board and it may not be more than one hundred and         entitled to notice of a meeting, vote at a meeting,
  twenty (120) days nor less than ten (10) days before the date receive dividends or be allotted other rights.
  of the shareholders' meeting. The By-Laws provide that
  notice of a shareholders' meeting shall be given to           In order to determine the stockholders entitled to
  shareholders entitled to vote at such meeting not less than   notice of, and to vote at, a stockholders' meeting, the
  ten (10) nor more than one hundred and twenty (120) days      By-Laws authorize the board of directors to fix a
  before the date of the meeting.                               record date not less than ten (10) nor more than
                                                                ninety (90) days prior to the date of the meeting or
                                                                prior to the last day on which the consent or dissent
                                                                of stockholders may be effectively expressed for any
                                                                purpose without a meeting.

  To determine the shareholders entitled to vote on any action  If the board does not fix a record date, the record
  without a meeting, the Declaration authorizes the board of    date shall be the later of the close of business on the
  trustees to fix a record date. The record date may not        day on which notice of the meeting is mailed or the
  precede the date on which it is fixed by the board nor may it 30th day before the meeting, except if all
  be more than thirty (30) days after the date on which it is   stockholders waive notice, the record date is the
  fixed by the board.                                           close of business on the 10th day next preceding the
                                                                day the meeting is held.

                     Delaware Statutory Trust                                       Maryland Corporation
                     ------------------------                                       --------------------

  Pursuant to the Declaration, if the board of trustees does not fix a record date:
      (a) the record date for determining shareholders entitled to notice of, and to vote at, a meeting will be the day before the date on which notice is given or, if notice is waived, on the day before the date of the meeting; (b) the record date for determining shareholders entitled to vote on any action by consent in writing without a meeting, (i) when no prior action by the board of trustees has been taken, shall be the day on which the first signed written consent is delivered to the Trust, or (ii) when prior action of the board of trustees has been taken, shall be the day on which the board of trustees adopts the resolution taking such prior action.

  To determine the shareholders of the Trust or any series or      To determine the stockholders entitled to a dividend,
  class thereof entitled to a dividend or any other distribution   any other distribution, or delivery of evidences of
  of assets of the Trust or any series or class thereof, the       rights or interests from the Corporation, the By-
  Declaration authorizes the board of trustees to fix a record     Laws authorize the board to fix a record date not
  date. The record date may not precede the date on which it       exceeding ninety (90) days preceding the date fixed
  is fixed by the board nor may it be more than sixty (60) days    for the payment of the dividend or distribution or
  before the date such dividend or distribution is to be paid.     delivery of the evidences.
  The board may set different record dates for different series or classes.

  Quorum for Shareholders' Meeting                                 Quorum for Stockholders' Meeting
  To transact business at a shareholders' meeting, the             Under Maryland Law, unless the charter or
  Declaration provides that forty percent (40%) of the             Maryland Law provides otherwise, in order to
  outstanding shares entitled to vote at the meeting, which are    constitute a quorum for a meeting, there must be
  present in person or represented by proxy, shall constitute a    present in person or by proxy, stockholders entitled
  quorum at such meeting, except when a larger quorum is           to cast a majority of all the votes entitled to be cast
  required by the Declaration, the By-Laws, applicable law or      at the meeting.
  any securities exchange on which such shares are listed for
  trading, in which case such quorum shall comply with such        To transact business at a meeting, the By-Laws
  requirements. When a separate vote by one or more series or      provide that a majority of the outstanding shares
  classes is required, forty percent (40%) of the outstanding      entitled to vote, which are present in person or
  shares of each such series or class entitled to vote at a        represented by proxy, shall constitute a quorum at a
  shareholders' meeting of such series or class, which are         stockholders' meeting.
  present in person or represented by proxy, shall constitute a quorum at such series or class meeting, except when a larger quorum is required by the Declaration, the By-Laws,
  applicable law or the requirements of any securities
  exchange on which outstanding shares of such series or
  class are listed for trading, in which case such quorum shall comply with such requirements.

                     Delaware Statutory Trust                                       Maryland Corporation
                     ------------------------                                       --------------------

  Shareholder Vote                                                Stockholder Vote
  The Declaration provides that, subject to any provision of      Under Maryland Law, for most stockholder actions,
  the Declaration, the By-Laws, the 1940 Act or other             unless the charter or Maryland Law provides
  applicable law that requires a different vote: (i) in all       otherwise, a majority of all votes cast at a meeting at
  matters other than the election of trustees, the affirmative    which a quorum is present is required to approve any
  "vote of a majority of the outstanding voting securities" (as   matter. Actions such as (i) amendments to the
  defined in the 1940 Act) of the Trust entitled to vote at a     corporation's charter, (ii) mergers, (iii)
  shareholders' meeting at which a quorum is present, shall be    consolidations, (iv) statutory share exchanges, (v)
  the act of the shareholders; and (ii) trustees shall be elected transfers of assets and (vi) dissolutions require the by a plurality of the votes cast of the holders of outstanding  affirmative vote of two-thirds of all votes entitled to
  shares entitled to vote present in person or represented by     be cast on the matter unless the charter provides for
  proxy at a shareholders' meeting at which a quorum is           a lesser proportion which may not be less than a
  present. Pursuant to the Declaration, where a separate vote     majority of all votes entitled to be cast on the matter.
  by series and, if applicable, by classes is required, the       Unless the charter or by-laws require a greater vote,
  preceding sentence shall apply to such separate votes by        a plurality of all votes cast at a meeting at which a
  series and classes.                                             quorum is present is required to elect a director.

                                                                  Election of Directors. Under the By-Laws, at a
                                                                  stockholders' meeting at which a quorum is present,
                                                                  a plurality of the votes cast of the holders of
                                                                  outstanding shares entitled to vote, shall be required
                                                                  to elect directors at the annual meeting, and to fill
                                                                  any vacancy resulting from an increase in the
                                                                  number of directors on the board (adopted by vote of
                                                                  the stockholders) and any other then existing
                                                                  vacancies on the board.

                                                                  Other matters for which the vote is not expressly
                                                                  designated otherwise. For all other matters, other
                                                                  than any specific matter for which the Charter or By-
                                                                  Laws expressly provides for a different vote, the
                                                                  affirmative vote of the holders of a majority of the
                                                                  total number of shares outstanding and entitled to
                                                                  vote thereon, at a stockholders' meeting at which a
                                                                  quorum is present, shall be the act of the
                                                                  stockholders.

  Shareholder Vote on Certain Transactions                        Stockholder Vote on Certain Transactions
  Pursuant to the Declaration, the board of trustees, by vote of  Under the Charter, in order to consummate a merger,
  a majority of the trustees, may cause the merger,               consolidation, sale of all or substantially all of the
  consolidation, conversion, share exchange or reorganization     assets, liquidation or dissolution of the Corporation,
  of the Trust, or the conversion, share exchange or              or a conversion from a closed-end company to an
  reorganization of any series of the Trust, without the vote of  open-end company (as defined in the 1940 Act),
  the shareholders of the Trust or such series, as applicable,    such transaction shall be approved in the following
  unless such vote is required by the 1940 Act; provided          manner:
  however, that the board of trustees shall provide 30 days'
  prior written notice to the shareholders of the Trust or such   The transaction must be approved by the affirmative
  series, as applicable, of such merger, consolidation,           vote of at least 66 2/3% of the outstanding shares
  conversion, share exchange or reorganization.                   entitled to vote, unless such action has been
                                                                  previously approved by the affirmative vote of two-
  If permitted by the 1940 Act, the board of trustees, by vote    thirds of the total number of directors fixed pursuant
  of a majority of the trustees, and without a shareholder vote,  to the By-Laws, in which case the affirmative "vote
  may cause the Trust to convert to a master feeder structure     of a majority of the outstanding voting securities"
  and thereby cause series of the Trust to either become          (as defined in the 1940 Act) of the Corporation shall
  feeders into a master fund, or to become master funds into      be required, but not less than a majority of the
  which other funds are feeders.                                  outstanding voting shares for purposes of Maryland
                                                                  Law.

                     Delaware Statutory Trust                                     Maryland Corporation
                     ------------------------                                     --------------------
                                                                 With respect to the Corporation's conversion to an
                                                                 open-end company, the Charter also provides that, if,
                                                                 as of August 31, 2003, the shares have traded
                                                                 (during a certain time period) at (i) an average
                                                                 discount of 15% or more or (ii) a price below the
                                                                 original offering price of $15 per share, the board
                                                                 shall submit a conversion proposal (and related
                                                                 Charter amendment) to the stockholders. The
                                                                 affirmative vote of 66- 2/3% of the outstanding shares
                                                                 entitled to vote shall be required to effectuate the
                                                                 conversion.

  Cumulative Voting                                              Cumulative Voting
  The Declaration provides that shareholders are not entitled    Maryland law provides that the charter may
  to cumulate their votes on any matter.                         authorize cumulative voting for the election of the
                                                                 directors and if the charter does not so provide, then
                                                                 the stockholders are not entitled to cumulative voting
                                                                 rights.

                                                                 The Charter and By-Laws do not have any
                                                                 provisions as to whether stockholders are entitled to
                                                                 cumulate their votes on any matter and
                                                                 consequently, the stockholders are not entitled to
                                                                 cumulate their votes on any matter.

  Proxies                                                        Proxies
  The By-Laws permit a shareholder to authorize another          Under Maryland Law, a stockholder may sign a
  person to act as proxy by the following methods: execution     writing authorizing another person to act as a proxy
  of a written instrument or by "electronic transmission" (as    or may transmit such authorization by telegram,
  defined in the Delaware Act), telephonic, computerized,        cablegram, datagram, electronic mail, or any other
  telecommunications or another reasonable alternative to the    electronic or telephonic means.
  execution of a written instrument. Unless a proxy provides otherwise, it is not valid more than 11 months after its date. Unless a proxy provides otherwise, it is not valid
  In addition, the By-Laws provide that the revocability of a    more than 11 months after its date. The proxy is
  proxy that states on its face that it is irrevocable shall be  revocable unless certain statutory requirements are
  governed by the provisions of the general corporation law of   met.
  the State of Delaware.

  Action by Written Consent                                      Action by Written Consent

  Shareholders                                                   Stockholders
  The Declaration authorizes shareholders to take action         Maryland Law provides that any action required or
  without a meeting and without prior notice if written          permitted to be taken at a stockholders' meeting may
  consents setting forth the action taken are signed by the      be taken without a meeting, if a unanimous written
  holders of all outstanding shares entitled to vote on that     consent is signed by each stockholder entitled to
  action. A consent transmitted by "electronic transmission"     vote on the matter.
  (as defined in the Delaware Act) by a shareholder or by a
  person(s) authorized to act for a shareholder shall be
  deemed to be written and signed for purposes of this
  provision.

  Board of Trustees                                              Board of Directors
  The Declaration also authorizes the board of trustees or any   The By-Laws also provide that the board or any
  committee of the board of trustees to take action without a    committee of the board may act by written consent
  meeting and without prior written notice if written consents   signed by all the members of the board or
  setting forth the action taken are executed by trustees having committee, respectively.
  the number of votes necessary to take that action at a
  meeting at which the entire board of trustees or any
  committee thereof, as applicable, is present and voting. A consent transmitted by "electronic transmission" (as defined in the Delaware Act) by a trustee shall be deemed to be
  written and signed for purposes of this provision.

                                   Delaware Statutory Trust
                                   ------------------------
Removal of    The governing instrument of a DST may contain any
Trustees/     provision relating to the removal of trustees; provided
Directors     however, that there shall at all times be at least one trustee of the DST.




              Under the Declaration, any trustee may be removed, with or without cause, by the board of trustees, by action of a majority of the trustees. Shareholders shall have the power to remove a trustee only to the extent provided by the 1940
              Act.


Vacancies on  Pursuant to the 1940 Act, vacancies on the board of trustees
Board of      may be filled by a majority vote of the trustee(s) then in
Trustees/     office, regardless of the number and even if less than a
Directors     quorum. However, a shareholders' meeting shall be called
              to elect trustees if required by the 1940 Act.

              In the event all trustee offices become vacant, the investment adviser shall serve as the sole remaining trustee, subject to the provisions of the 1940 Act, and shall, as soon as practicable, fill all of the vacancies on the board.
              Thereupon, the investment adviser shall resign as trustee and a shareholders' meeting shall be called to elect trustees.
















Limitation on The Delaware Act explicitly authorizes limitation on
Interseries   interseries liability so that the debts, liabilities, obligations
Liability     and expenses incurred, contracted for or otherwise existing with respect to a particular series of a multiple series DST will be enforceable only against the assets of such series, and not against the general assets of the DST or any other series, and, unless otherwise provided in the governing
              instrument of the DST, none of the debts, liabilities,
              obligations and expenses incurred, contracted for or
              otherwise existing with respect to the DST generally or any other series thereof will be enforceable against the assets of such series. This protection will be afforded if (i) the DST separately maintains the records and the assets of such
              series; (ii) notice of the limitation on liabilities of the series is set forth in the certificate of trust; and (iii) the governing instrument so provides.

              The Declaration and certificate of trust of the Trust provide for limitation on interseries liability.

                     Delaware Statutory Trust                                        Maryland Corporation
                     ------------------------                                        --------------------
The governing instrument of a DST may contain any                  Under Maryland Law, unless otherwise provided in
provision relating to the removal of trustees; provided            the charter, a director may generally be removed
however, that there shall at all times be at least one trustee     with or without cause by the vote of a majority of all
of the DST.                                                        the votes entitled to be cast generally for the election
                                                                   of directors unless (i) such director is elected by a
                                                                   certain class or series, (ii) the charter provides for
                                                                   cumulative voting or (iii) the board is classified.

Under the Declaration, any trustee may be removed, with or         Under the Charter, a director may be removed with
without cause, by the board of trustees, by action of a            or without cause by holders of 66 2/3% of shares then
majority of the trustees. Shareholders shall have the power        entitled to vote in an election of directors and a
to remove a trustee only to the extent provided by the 1940        stockholders' meeting may be called for such
Act.                                                               purpose if requested in writing by holders of not less
                                                                   than 10% of outstanding shares of the Corporation.

Pursuant to the 1940 Act, vacancies on the board of trustees       Under Maryland Law, stockholders may elect
may be filled by a majority vote of the trustee(s) then in         persons to fill vacancies that result from the removal
office, regardless of the number and even if less than a           of directors. Unless the charter or by-laws provide
quorum. However, a shareholders' meeting shall be called           otherwise, a majority of the directors in office,
to elect trustees if required by the 1940 Act.                     whether or not comprising a quorum, may fill
                                                                   vacancies that result from any cause except an
In the event all trustee offices become vacant, the                increase in the number of directors. A majority of
investment adviser shall serve as the sole remaining trustee,      the entire board of directors may fill vacancies that
subject to the provisions of the 1940 Act, and shall, as soon      result from an increase in the number of directors.
as practicable, fill all of the vacancies on the board.
Thereupon, the investment adviser shall resign as trustee          Under the By-Laws, directors may increase or
and a shareholders' meeting shall be called to elect trustees.     decrease their number; if the number is increased,
                                                                   the added directors may be elected by a majority of
                                                                   directors in office. For other vacancies, the directors
                                                                   then in office (though less than quorum) shall
                                                                   continue to act and may by majority vote fill any
                                                                   vacancy until the next meeting of stockholders,
                                                                   subject to the 1940 Act.

                                                                   The number of directors may also be increased or
                                                                   decreased by vote of stockholders at any meeting
                                                                   called for the purpose and if the vote is to increase
                                                                   the number, stockholders will vote by plurality to
                                                                   elect the directors to fill the new vacancies as well as
                                                                   any then existing vacancies. The By-Laws further
                                                                   provide that "[a]ny vacancy may be filled by the
                                                                   [s]tockholders at any meeting thereof."

The Delaware Act explicitly authorizes limitation on               The Maryland Law does not contain an express
interseries liability so that the debts, liabilities, obligations  provision addressing interseries or class liability
and expenses incurred, contracted for or otherwise existing        with respect to a multiple series or class Corporation.
with respect to a particular series of a multiple series DST will be enforceable only against the assets of such series,
and not against the general assets of the DST or any other
series, and, unless otherwise provided in the governing
instrument of the DST, none of the debts, liabilities,
obligations and expenses incurred, contracted for or
otherwise existing with respect to the DST generally or any
other series thereof will be enforceable against the assets of such series. This protection will be afforded if (i) the DST separately maintains the records and the assets of such
series; (ii) notice of the limitation on liabilities of the series is set forth in the certificate of trust; and (iii) the governing instrument so provides.

The Declaration and certificate of trust of the Trust provide for limitation on interseries liability.

                                    Delaware Statutory Trust
                                    ------------------------

Shareholder      Under the Delaware Act, except to the extent otherwise
Liability        provided in the governing instrument of a DST,
                 shareholders of a DST are entitled to the same limitation of personal liability extended to shareholders of a private
                 corporation organized for profit under the General
                 Corporation Law of the State of Delaware.

                 Under the Declaration, shareholders are entitled to the same limitation of personal liability as that extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, the board of trustees may cause any shareholder to pay for charges of the trust's custodian or transfer, dividend disbursing, shareholder servicing or similar agent for services provided to such shareholder.

Trustee/Director Subject to the provisions in the governing instrument, the
Liability        Delaware Act provides that a trustee or any other person
                 managing the DST, when acting in such capacity, will not
                 be personally liable to any person other than the DST or a shareholder of the DST for any act, omission or obligation of the DST or any trustee. To the extent that at law or in equity, a trustee has duties (including fiduciary duties) and liabilities to the DST and its shareholders, such duties and liabilities may be expanded or restricted by the governing instrument.








                 The Declaration provides that any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another corporation, partnership, joint venture, trust or other enterprise (an
                 "Agent") will be liable to the Trust and to any shareholder solely for such Agent's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to as "Disqualifying Conduct"). Subject to the preceding sentence, Agents will not be liable for any act or omission of any other Agent or any investment adviser or principal underwriter of the Trust. No Agent, when acting in such capacity, shall be personally liable to any person (other than the Trust or its shareholders as described above) for any act, omission or obligation of the Trust or any trustee.

Indemnification  Subject to such standards and restrictions contained in the governing instrument of a DST, the Delaware Act authorizes a DST to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.

                   Delaware Statutory Trust                                      Maryland Corporation
                   ------------------------                                      --------------------

Under the Delaware Act, except to the extent otherwise          The stockholders of a corporation are not liable for
provided in the governing instrument of a DST,                  the obligations of the corporation.
shareholders of a DST are entitled to the same limitation of personal liability extended to shareholders of a private
corporation organized for profit under the General
Corporation Law of the State of Delaware.

Under the Declaration, shareholders are entitled to the same limitation of personal liability as that extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, the board of trustees may cause any shareholder to pay for charges of the trust's custodian or transfer, dividend disbursing, shareholder servicing or similar agent for services provided to such shareholder.

Subject to the provisions in the governing instrument, the      Maryland Law requires a director to perform his or
Delaware Act provides that a trustee or any other person        her duties in good faith, in a manner he or she
managing the DST, when acting in such capacity, will not        reasonably believes to be in the best interests of the
be personally liable to any person other than the DST or a      corporation and with the care that an ordinarily
shareholder of the DST for any act, omission or obligation      prudent person in a like position would use under
of the DST or any trustee. To the extent that at law or in      similar circumstances. A director who performs his
equity, a trustee has duties (including fiduciary duties) and   or her duties in accordance with this standard has no
liabilities to the DST and its shareholders, such duties and    liability to the corporation, its stockholders or to
liabilities may be expanded or restricted by the governing      third persons by reason of being or having been a
instrument.                                                     director. A corporation may include in its charter a
                                                                provision expanding or limiting the liability of its
                                                                directors and officers for money damages to the
                                                                corporation or its stockholders, provided however,
                                                                that liability may not be limited to the extent the
                                                                person has received an improper benefit or profit in
                                                                money, property or services or where such person
                                                                has been actively and deliberately dishonest.

The Declaration provides that any person who is or was a        The Charter expressly provides that no director or
trustee, officer, employee or other agent of the Trust or is or officer shall be protected from liability to the was serving at the request of the Trust as a trustee, director, Corporation and its stockholders to which such
officer, employee or other agent of another corporation,        person would otherwise be subject by reason of
partnership, joint venture, trust or other enterprise (an       willful misfeasance, bad faith, gross negligence or
"Agent") will be liable to the Trust and to any shareholder     reckless disregard of the duties involved in the
solely for such Agent's own willful misfeasance, bad faith,     conduct of such person's office.
gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to as
"Disqualifying Conduct"). Subject to the preceding
sentence, Agents will not be liable for any act or omission
of any other Agent or any investment adviser or principal
underwriter of the Trust. No Agent, when acting in such
capacity, shall be personally liable to any person (other than the Trust or its shareholders as described above) for any act, omission or obligation of the Trust or any trustee.

Subject to such standards and restrictions contained in the     Unless limited by its charter, Maryland Law requires
governing instrument of a DST, the Delaware Act                 a corporation to indemnify a director or officer who
authorizes a DST to indemnify and hold harmless any             has successfully defended a proceeding to which
trustee, shareholder or other person from and against any       such person was a party because of such person's
and all claims and demands.                                     service in such capacity, against reasonable expenses
                                                                incurred in connection with the proceeding.

                    Delaware Statutory Trust                                      Maryland Corporation
                    ------------------------                                      --------------------
                                                                Maryland Law permits a corporation to indemnify a
                                                                director, officer, employee or agent who is a party or
                                                                threatened to be a party, by reason of service in that
                                                                capacity, to any threatened, pending or completed
                                                                action, suit or proceeding, against judgments,
                                                                penalties, fines, settlements and reasonable expenses
                                                                unless it is established that (i) the act or omission of
                                                                such person was material to the matter giving rise to
                                                                the proceeding, and was committed in bad faith or
                                                                was the result of active and deliberate dishonesty;
                                                                (ii) such person actually received an improper
                                                                personal benefit; or (iii) such person had reasonable
                                                                cause to believe that the act or omission was
                                                                unlawful. This permissible indemnification
                                                                obligation may become mandatory or may be
                                                                prohibited through a corporation's charter, by-laws,
                                                                a board resolution or another agreement. However, if
                                                                the proceeding is a derivative suit, the corporation
                                                                may not indemnify a person who has been adjudged
                                                                to be liable to the corporation. Corporations are
                                                                authorized to advance payment of reasonable
                                                                expenses.

  Pursuant to the Declaration, the Trust will indemnify any     The Charter provides that the Corporation shall, to
  Agent who was or is a party or is threatened to be made a     the full extent permitted by Maryland Law,
  party to any proceeding by reason of such Agent's capacity,   indemnify all persons whom it may indemnify under
  against attorneys' fees and other certain expenses,           Maryland Law. However, no director or officer shall
  judgments, fines, settlements and other amounts incurred in   be protected from liability to the Corporation or its
  connection with such proceeding if such Agent acted in        stockholders to which such person would otherwise
  good faith or in the case of a criminal proceeding, had no    be subject by reason of willful misfeasance, bad
  reasonable cause to believe such Agent's conduct was          faith, gross negligence or reckless disregard of the
  unlawful. However, there is no right to indemnification for   duties involved in the conduct of his office. Note
  any liability arising from the Agent's Disqualifying          that the 1933 Act, in the opinion of the SEC, and the
  Conduct. As to any matter for which such Agent is found to    1940 Act also limit the ability of the Corporation to
  be liable in the performance of such Agent's duty to the      indemnify such persons.
  Trust or its shareholders, indemnification will be made only to the extent that the court in which that action was brought determines that in view of all the circumstances of the case, the Agent was not liable by reason of such Agent's
  Disqualifying Conduct. Note that the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act also limit
  the ability of the Trust to indemnify an Agent.

  Expenses incurred by an Agent in defending any proceeding     The By-Laws provide that, to the fullest extent
  may be advanced by the Trust before the final disposition of  permitted by Maryland Law, any current or former
  the proceeding on receipt of an undertaking by or on behalf   director or officer seeking indemnification shall be
  of the Agent to repay the amount of the advance if it is      entitled to the advancement of reasonable expenses
  ultimately determined that the Agent is not entitled to       from the Corporation. The Corporation may advance
  indemnification by the Trust.                                 expenses to employees and agents.

                               Delaware Statutory Trust
                               ------------------------
Insurance   The Delaware Act is silent as to the right of a DST to
            purchase insurance on behalf of its trustees or other persons.
            However, as the policy of the Delaware Act is to give
            maximum effect to the principle of freedom of contract and to the enforceability of governing instruments, the
            Declaration authorizes the board of trustees, to the fullest extent permitted by applicable law, to purchase with Trust assets, insurance for liability and for all expenses of an
            Agent in connection with any proceeding in which such
            Agent becomes involved by virtue of such Agent's actions,
            or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Agent against such liability.








Shareholder Under the Delaware Act, except to the extent otherwise
Right of    provided in the governing instrument and subject to
Inspection  reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any
            purpose reasonably related to the shareholder's interest as a shareholder, to obtain from the DST certain information
            regarding the governance and affairs of the DST.







            Under the Declaration, and to the extent permitted by Delaware Law and the Trust's By-Laws, a shareholder, upon reasonable written demand to the Trust for any purpose reasonably related to such shareholder's interest as a shareholder, may inspect certain information as to the governance and affairs of the Trust during regular business hours. However, reasonable standards governing, without limitation, the information and documents to be furnished and the time and location of furnishing the same, will be established by the board or any officer to whom such power is delegated in the By-Laws. In addition, as permitted by the Delaware Act, the By-Laws also authorize the board or an officer to whom the board delegates such powers to keep confidential from shareholders for such period of time as deemed reasonable any information that the board or such officer in good faith believes would not be in the best interest of the Trust to disclose or that could damage the Trust or that the Trust is required by law or by agreement with a third party to keep confidential.

                   Delaware Statutory Trust                                     Maryland Corporation
                   ------------------------                                     --------------------
The Delaware Act is silent as to the right of a DST to         Under Maryland Law, a corporation may purchase
purchase insurance on behalf of its trustees or other persons. insurance on behalf of any person who is or was a
However, as the policy of the Delaware Act is to give          director, officer, employee or agent against any
maximum effect to the principle of freedom of contract and     liability asserted against and incurred by such person
to the enforceability of governing instruments, the            in any such capacity whether or not the corporation
Declaration authorizes the board of trustees, to the fullest   would have the power to indemnify such person
extent permitted by applicable law, to purchase with Trust     against such liability.
assets, insurance for liability and for all expenses of an
Agent in connection with any proceeding in which such          The By-Laws authorize the Corporation to purchase
Agent becomes involved by virtue of such Agent's actions,      insurance on behalf of any person who is or was a
or omissions to act, in its capacity or former capacity with   director, officer, employee or agent against any
the Trust, whether or not the Trust would have the power to    liability asserted against and incurred by such person
indemnify such Agent against such liability.                   in any such capacity. However, no insurance may be
                                                               purchased which would indemnify any director or
                                                               officer against any liability to the Corporation or its
                                                               stockholders to which such person would otherwise
                                                               be subject by reason of willful misfeasance, bad
                                                               faith, gross negligence or reckless disregard of the
                                                               duties involved in the conduct of such person's
                                                               office.

Under the Delaware Act, except to the extent otherwise         Under Maryland Law, a stockholder may inspect,
provided in the governing instrument and subject to            during usual business hours, the corporation's by-
reasonable standards established by the trustees, each         laws, stockholder proceeding minutes, annual
shareholder has the right, upon reasonable demand for any      statements of affairs, voting trust agreements and, if
purpose reasonably related to the shareholder's interest as a  the corporation is not an open-end investment
shareholder, to obtain from the DST certain information        company, a statement showing all stock and
regarding the governance and affairs of the DST.               securities issued by the corporation for a period of
                                                               not more than the previous 12 months. In addition,
                                                               stockholders who have individually or together been
                                                               holders of at least 5% of the outstanding stock of any
                                                               class for at least 6 months, may inspect and copy the
                                                               corporation's books of account, its stock ledger and
                                                               its statement of affairs.

Under the Declaration, and to the extent permitted by          The Charter grants stockholders inspection rights
Delaware Law and the Trust's By-Laws, a shareholder,           only to the extent provided by Maryland Law. Such
upon reasonable written demand to the Trust for any            rights are subject to reasonable regulations of the
purpose reasonably related to such shareholder's interest as   board of directors not contrary to Maryland Law.
a shareholder, may inspect certain information as to the
governance and affairs of the Trust during regular business
hours. However, reasonable standards governing, without
limitation, the information and documents to be furnished
and the time and location of furnishing the same, will be
established by the board or any officer to whom such power
is delegated in the By-Laws. In addition, as permitted by the
Delaware Act, the By-Laws also authorize the board or an
officer to whom the board delegates such powers to keep
confidential from shareholders for such period of time as
deemed reasonable any information that the board or such
officer in good faith believes would not be in the best
interest of the Trust to disclose or that could damage the
Trust or that the Trust is required by law or by agreement
with a third party to keep confidential.

                                      Delaware Statutory Trust
                                      ------------------------
Derivative Actions Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (i) was a shareholder at the time of the transaction complained about or (ii) acquired the status of shareholder by operation of law or pursuant to the governing instrument from a person who
                   was a shareholder at the time of the transaction. A
                   shareholder's right to bring a derivative action may be
                   subject to such additional standards and restrictions, if any, as are set forth in the governing instrument.

                   The Declaration provides that, subject to the requirements set forth in the Delaware Act, a shareholder may bring a derivative action on behalf of the Trust only if the shareholder first makes a pre-suit demand upon the board of trustees to bring the subject action unless an effort to cause the board of trustees to bring such action is excused. A demand on the board of trustees shall only be excused if a majority of the board of trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such trustee receives remuneration from his service on the board of trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

Management         The Trust is an open-end management investment company
Investment Company under the 1940 Act (i.e., a management investment
Classification     company whose securities are redeemable).

                   Delaware Statutory Trust                                     Maryland Corporation
                   ------------------------                                     --------------------
Under the Delaware Act, a shareholder may bring a              Under Maryland Law, in order to bring a derivative
derivative action if trustees with authority to do so have     action, a stockholder (or his predecessor if he
refused to bring the action or if a demand upon the trustees   became a stockholder by operation of law) must be a
to bring the action is not likely to succeed. A shareholder    stockholder (a) at the time of the acts or omissions
may bring a derivative action only if the shareholder is a     complained about; (b) at the time the action is
shareholder at the time the action is brought and: (i) was a   brought and (c) until the completion of the litigation.
shareholder at the time of the transaction complained about    A derivative action may be brought by a stockholder
or (ii) acquired the status of shareholder by operation of law if (i) a demand upon the board of directors to bring
or pursuant to the governing instrument from a person who      the action is improperly refused or (ii) a request
was a shareholder at the time of the transaction. A            upon the board of directors would be futile.
shareholder's right to bring a derivative action may be
subject to such additional standards and restrictions, if any, Under Maryland Law, a director of an investment
as are set forth in the governing instrument.                  company who "is not an interested person, as
                                                               defined by the Investment Company Act of 1940,
The Declaration provides that, subject to the requirements     shall be deemed to be independent and disinterested
set forth in the Delaware Act, a shareholder may bring a       when making any determination or taking any action
derivative action on behalf of the Trust only if the           as a director."
shareholder first makes a pre-suit demand upon the board of
trustees to bring the subject action unless an effort to cause the board of trustees to bring such action is excused. A
demand on the board of trustees shall only be excused if a
majority of the board of trustees, or a majority of any
committee established to consider the merits of such action, has a material personal financial interest in the action at
issue. A trustee shall not be deemed to have a material
personal financial interest in an action or otherwise be
disqualified from ruling on a shareholder demand by virtue
of the fact that such trustee receives remuneration from his service on the board of trustees of the Trust or on the boards of one or more investment companies with the same or an
affiliated investment advisor or underwriter.

The Trust is an open-end management investment company         The Corporation is a closed-end management
under the 1940 Act (i.e., a management investment              investment company under the 1940 Act (i.e., a
company whose securities are redeemable).                      management investment company whose securities
                                                               are not redeemable).

                                   EXHIBIT C

                 FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                          TO BE AMENDED OR ELIMINATED

                                       CURRENT FUNDAMENTAL                PROPOSED FUNDAMENTAL
PROPOSAL OR                                RESTRICTION                        RESTRICTION
SUB-PROPOSAL    RESTRICTION             The Fund may not:                  The Fund may not:
------------ ----------------- ----------------------------------- -----------------------------------
     3a      Borrowing and     Issue senior securities or borrow   Borrow money, except to the
             Senior Securities money, except that (a) short-term   extent permitted by the 1940 Act
                               credits necessary for settlement    or any rules, exemptions or
                               of securities transactions are not  interpretations thereunder that
                               considered borrowings or senior     may be adopted, granted or
                               securities, and (b) the Fund may    issued by the SEC.
                               borrow up to 5% of its total        Issue senior securities, except to
                               assets (including the amount        the extent permitted by the 1940
                               borrowed) for temporary or          Act or any rules, exemptions or
                               emergency purposes and may          interpretations thereunder that
                               borrow up to 33-1/3% of its total   may be adopted, granted or
                               assets (including the amount        issued by the SEC.
                               borrowed) in connection with
                               repurchases of its Shares or
                               tender offers.

     3b      Underwriting      Underwrite the securities of        Act as an underwriter except to
                               other issuers, except to the extent the extent the Fund may be
                               that, in connection with the        deemed to be an underwriter
                               disposition of portfolio            when disposing of securities it
                               securities, it may be deemed to     owns or when selling its own
                               be an underwriter.                  shares.

     3c      Lending           Make loans, except that the Fund    Make loans to other persons
                               may (a) purchase and hold debt      except (a) through the lending of
                               instruments (including bonds,       its portfolio securities, (b)
                               debentures or other obligations     through the purchase of debt
                               and certificates of deposit,        securities, loan participations
                               bankers' acceptances and fixed      and/or engaging in direct
                               time deposits) in accordance        corporate loans in accordance
                               with its investment objective and   with its investment objectives
                               policies, (b) enter into            and policies, and (c) to the extent
                               repurchase agreements with          the entry into a repurchase
                               respect to portfolio securities,    agreement is deemed to be a
                               and (c) make loans of portfolio     loan. The Fund may also make
                               securities, as described under      loans to other investment
                               "Additional Investment Practices    companies to the extent
                               - Loans of Portfolio Securities"    permitted by the 1940 Act or any
                               in this Prospectus.                 rules or exemptions or
                                                                   interpretations thereunder that
                                                                   may be adopted, granted or
                                                                   issued by the SEC.

                                        CURRENT FUNDAMENTAL                 PROPOSED FUNDAMENTAL
PROPOSAL OR                            INVESTMENT RESTRICTION              INVESTMENT RESTRICTION
SUB-PROPOSAL     RESTRICTION             The Fund may not:                   The Fund may not:
------------ ------------------- ----------------------------------- -----------------------------------
     3d      Commodities         Purchase or sell commodities or     Purchase or sell commodities as
                                 commodity contracts, including      defined in the Commodity
                                 futures contracts and options       Exchange Act, as amended, and
                                 thereon, except that the Fund       the rules and regulations
                                 may engage in hedging               thereunder, unless acquired as a
                                 transactions as described in this   result of ownership of securities
                                 Prospectus.                         or other instruments and
                                                                     provided that this restriction
                                                                     does not prevent the Fund from
                                                                     engaging in transactions
                                                                     involving futures contracts and
                                                                     options thereon or investing in
                                                                     securities that are secured by
                                                                     physical commodities.

     3e      Real Estate         Purchase real estate, real estate   Purchase or sell real estate unless
                                 mortgage loans or real estate       acquired as a result of ownership
                                 limited partnership interests       of securities or other instruments
                                 (other than securities secured by   and provided that this restriction
                                 real estate or interests therein or does not prevent the Fund from
                                 securities issued by companies      purchasing or selling securities
                                 that invest in real estate or       secured by real estate or interests
                                 interests therein);                 therein or securities of issuers
                                                                     that invest, deal or otherwise
                                                                     engage in transactions in real
                                                                     estate or interests therein.

     3f      Industry            Invest 25% or more of the total     Invest more than 25% of its net
             Concentration       value of its assets in a particular assets in securities of issuers in
                                 industry. For purposes of this      any one industry (other than
                                 restriction, a foreign government   securities issued or guaranteed
                                 is deemed to be an "industry."      by the U.S. government or any of
                                                                     its agencies or instrumentalities
                                                                     or securities of other investment
                                                                     companies).

     4       Purchase Securities Purchase securities on margin       Proposed to be Eliminated.
             on Margin           (except for delayed delivery or
                                 when-issued transactions or such
                                 short-term credits as are
                                 necessary for the clearance of
                                 transactions);

     4       Short Sales         Make short sales of securities or   Proposed to be Eliminated.
                                 maintain a short position

     4       Control             Invest for the purpose of           Proposed to be Eliminated.
                                 exercising control over
                                 management of any company.

                                                              TLTCH PROXY 04/03

                    TEMPLETON CHINA WORLD FUND, INC.
                ANNUAL MEETING OF SHAREHOLDERS - JUNE 12, 2003

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton China World Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at Tower Club, 28th Floor, Union Planters Bank Building, 100 South East 3rd Ave., Fort Lauderdale, Florida 33394 at 1:00 p.m., Eastern time, on the
12th day of June 2003, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR), 2, 3 (INCLUDING 6 SUB-PROPOSALS) AND
4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                   PLEASE MARK VOTES AS
                                                   INDICATED IN THIS
                                                   EXAMPLE                [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.


Proposal 1 - Election of Directors.

     FOR all nominees               WITHHOLD          Nominees: 01 Betty P. Krahmer, 02 Gordon S. Macklin
    listed (except as              AUTHORITY          and 03 Fred R. Millsaps
   marked to the right)         to vote for all
                                nominees listed

         [ ]                         [ ]              TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                                      NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE
                                                      BELOW.

                                                      ------------------------------------------------------------


Proposal 2 - To approve the conversion of the Fund from a closed-end fund organized as a Maryland corporation to an open-end fund organized as a Delaware statutory trust.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 3 - To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

         3a. To amend the Fund's fundamental investment restriction regarding borrowing and senior securities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3b. To amend the Fund's fundamental investment restriction regarding underwriting.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3c. To amend the Fund's fundamental investment restriction regarding lending.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3d. To amend the Fund's fundamental investment restriction regarding investments in commodities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


         3e. To amend the Fund's fundamental investment restriction regarding investments in real estate.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3f. To amend the Fund's fundamental investment restriction regarding industry concentration.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 4 - To approve the elimination of certain of the Fund's fundamental investment restrictions.

                     FOR              AGAINST               ABSTAIN
                     [ ]               [ ]                    [ ]


I PLAN TO ATTEND THE MEETING.             YES      NO
                                          [ ]      [ ]


SIGNATURE(S):                                           DATED            , 2003
             ------------------------------------------       -----------
Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                              FOLD AND DETACH HERE